                                                                   EXHIBIT 10.31

                      FIRST AMENDMENT TO OPERATING LEASE

          THIS FIRST AMENDMENT TO OPERATING LEASE is entered into as of the 30th day of November, 1990 between R/K VENTURES UNIT I LIMITED PARTNERSHIP, an Arizona limited partnership ("Landlord"), and SCOTT CONTAINER PRODUCTS GROUP, INC. (formerly named WMF Container Corporation d/b/a Thompson Industries), a Delaware corporation ("Tenant").

                                   RECITALS
                                   --------

          A. Landlord and Tenant are parties to an Operating Lease dated as of August 20, 1987 (the "Original Lease") relating to the lease by Landlord to Tenant of certain premises located in Maricopa County, Arizona, more particularly described therein.

          B. As contemplated by the Original Lease, the IDB was issued. On October 27, 1988, Scott Paper Company, a Pennsylvania corporation, acquired all the outstanding capital stock of the Tenant, and thereafter the name of Tenant was changed to its present name. As a consequence of such acquisition, it became necessary to prepay the IDB in order to avoid loss of its tax-exempt status. Landlord obtained replacement financing on or about April 19, 1989, and Landlord and Tenant adjusted the Rent.

          C. To confirm the Rent payable by Tenant and certain other matters, Landlord and Tenant desire to amend the Original Lease as hereinafter set forth.

          NOW, THEREFORE, for and in consideration of the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

                                   AGREEMENT
                                   ---------

          1.   Definitions.  All capitalized terms used herein and not defined
               -----------
herein have the meanings set forth in the Original Lease.

          2.   Commencement Date.  Landlord and Tenant agree that the
               -----------------
Commencement Date was June 1, 1988 and that the term shall expire August 31, 1998.

          3.   Rent.  Landlord and Tenant confirm that paragraph 4(a) of the
               ----
Original Lease is and has been inapplicable, and it is hereby is deleted. The following Rent provisions shall apply in lieu of the provisions contained in paragraph 4(b) of the Original Lease:

               (a) For the first through eleventh months following the Commencement Date (i.e. through April 30, 1989), Tenant's Rent was as set forth in paragraph 4(b)(i) of the Original Lease plus an adjustment in April 1989 to take account of the Landlord's financing accomplished in that month. Landlord confirms that all such Rent has heretofore been paid and received by Landlord.

               (b)(i) For the twelfth through the thirtieth months following the Commencement Date (i.e., through November 30, 1990), Tenant's Rent was calculated as follows:

($.2797) (R)   +  ($.0385)   +       (BC 1)       =  AMR
------------                     --------------
  (.0954)                        (169,840) (12)

        Landlord confirms that all such Rent has heretofore been paid and received by Landlord.

                     (ii) For the thirty-first through the thirty-ninth months following the Commencement Date, Tenant's Rent will be calculated as follows:

($.2797) (R)   +   ($.0385)   +   $   (BC 1)      =  AMR
------------                      --------------
  (.0954)                         (169,840) (12)

                     (iii) For the fortieth through sixty-third months following the Commencement Date, Tenant's Rent will be calculated as follows:

($.2810) (R)  +   ($.0705)   +    $   (BC 1)      =  AMR
------------                      --------------
  (.0954)                         (169,840) (12)

                     (iv) For the sixty-fourth through ninety-ninth months following the Commencement Date, Tenant's Rent will be calculated as follows:

($.2819) (R)   +   ($.0935)   +   $   (BC 1)      =  AMR
------------                      -------------
  (.0954)                          (169,840) (12)

                      (v) For the one hundredth through one hundred twenty-third months following the Commencement Date, Tenant's Rent will be calculated as follows:

($.2835) (R)   +   ($.1315)   +   $    (BC 1)     =  AMR
------------                       --------------
  (.0954)                          (169,840) (12)

               (c) Tenant acknowledges that additional Rent may become payable pursuant to the Indemnification Agreement Regarding Determination of Taxability between the parties dated April 21, 1989.

               (d) If Tenant exercises the options to extend the term as provided in Section 18(a) of Original Lease, the Rent during the first option period and the second option period shall be as follows in lieu of the Rent described in Section 18(a)(i), (ii), and (iii) of the Original Lease:

                    (i)  Rent during the first option period:

                         (A) For the one hundred twenty-fourth through one hundred fifty-ninth months following the Commencement Date, Tenant's Rent will be calculated as follows:

                         ($.2844)  (R)  +  ($.1513)  =  AMR
                         -------------
                           (.0954)

                         (B) For the one hundred sixtieth through one hundred eighty-third months following the Commencement Date, Tenant's Rent will be calculated as follows:

                         ($.2857)  (R)  +  ($.1850)  =  AMR
                         -------------
                           (.0954)

                         (C) For the one hundred eighty-fourth through two hundred nineteenth months following the Commencement Date, Tenant's Rent will be calculated as follows:

                         ($.2866)  (R)  +  ($.2100)  =  AMR
                         -------------
                           (.0954)

                         (D) For the two hundred twentieth through two hundred forty-third months following the Commencement Date, Tenant's Rent will be calculated as follows:

                         ($.2883)  (R)  +  ($.2475)  =  AMR
                         -------------
                           (.0954)

                    (ii) Rent during the second option period:

                         (A) For the two hundred forty-fourth through two hundred seventy-ninth months following the Commencement Date, Tenant's Rent will be calculated as follows:

                         ($.2892)  (R)  +  ($.2786)  =  AMR
                         -------------
                           (.0954)

                         (B) For the two hundred eightieth through three hundred third months following the Commencement Date, Tenant's Rent will be calculated as follows:

                               ($.2905) (R)   +  ($.3299)  =  AMR
                               ------------
                                  (.0954)

                                (C) For the three hundred fourth through three
                          hundred thirty months following the Commencement Date, Tenant's Rent will be calculated as follows:

                                ($.2915)  (R)  +  ($.3651)  =  AMR
                                -------------
                                   (.0954)

                                 (D) For the three hundred Fortieth through
                           three hundred sixty-third months following the Commencement Date, Tenant's Rent will be calculated as follows:

                                  ($.2931)  (R)  +  ($.4244) =  AMR
                                  -------------
                                     (.0954)

Definitions:

          "R" is the rate of interest announced by First Interstate Bank of Arizona, N.A. from time to time as its "prime rate" plus 1%, adjusted to reflect a thirty (30) year amortization constant. For purposes of calculation of Rent payable in any month, the prime rate shall be determined as of the first day of each and every month in which Rent is payable. In the event that the prime rate changes in the middle of a month, such change shall effect an adjustment of the Rent payable as of the effective date of the change in the prime rate, and shall be effected by an appropriate adjustment, upwards or downwards, in the Rent payable for the following month. In the case of a change in the last month of the term, any additional payment by Tenant or refund by Landlord, as appropriate, shall be made within 15 days after the last day of the term.

          "BC 1" is the monthly amortization amount of the acquisition costs (i.e., attorneys' fees, trustee's fees, organization fees, etc.) in obtaining the IDB, based on a level amortization over ten (10) years, and interest on the unamortized portion at R. Such acquisition costs were originally $127,870.44, and the unamortized portion at November 1, 1990 was $92,705.97.

          "AMR" is the per square foot monthly Rent payable during the designated periods.

          4.  Refinancing.  Landlord agree if requested by Tenant to cooperate
              -----------
with Tenant at any time or from time to time
in order to obtain refinancing at a rate of interest lower than R and that, in the event any such refinancing is completed, Tenant's Rent will be reduced by an amount equal to such lower interest cost; provided, however, that Tenant shall
                                          --------- --------
pay all costs incurred by Landlord in connection with such refinancing. The parties shall execute an amendment to the Lease upon the completion of the refinancing to reflect the adjustment to Tenant's Rent as a result thereof for the balance of the term of the Lease or, if short, for and during the term of the financing.

        5.  Delay Damages. Tenant confirms that no claims against Landlord for
            -------------
Delay Damages under Section 2(b)(vi) of the Original Lease exist in connection with the construction of the Parcel 1 Improvements.

        6.  Process Equipment. Tenant elected to have Landlord install the
            -----------------
Process Equipment pursuant to Section 2(d)(iv) of the Original Lease. Landlord confirms that it has received full payment in respect of the Process Equipment, and no Rent or other payments are due from Tenant in respect thereof. The Process Equipment shall be the property of Tenant and subject to the provisions of Section 7(c) of the Original Lease.

        7.  Notices. The addresses for notices contained in Section 25 of the
            -------
Original Lease shall be changed to the following addresses, subject to the right of either party to modify its address in the manner specified in Section 25.

            If from Tenant to Landlord:

                R-K Ventures Unit I Limited Partnership
                c/o Ronald G. Roth Company
                4515 South McClintock Drive
                Suite 220
                Tempe, AZ 85282

                Attention: Ronald G. Roth

            If from Landlord to Tenant:

                Scott Container Products Group, Inc.
                2501 East Magnolia
                Phoenix, AZ 85034

                Attention: President

                with a copy to the Controller at the above address.

        8.  Confirmation. The parties hereto hereby confirm that the foregoing
            ------------
constitutes an amendment to the Original Lease and that the Original Lease, as so amended, shall remain in full force and effect.

        IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Operating Lease as of the day and year first above written.

                                "LANDLORD"

                                R-K VENTURES UNIT I LIMITED
                                PARTNERSHIP, an Arizona limited
                                partnership


                                By /s/ Ronald G. Roth
                                  -----------------------------------
                                  Ronald G. Roth, its general partner


                                By K-F-T LIMITED PARTNERSHIP, an
                                Arizona limited partnership, its
                                general partner


                                By KITE FAMILY COMPANIES, INC. an
                                Arizona corporation, its general partner


                                By /s/ Robert G. Kite
                                  -----------------------------------
                                  Its President
                                      -------------------------------


                                "TENANT"

                                SCOTT CONTAINER PRODUCTS GROUP, INC.
                                a Delaware corporation


                                By /s/ T. C. Deas Jr.
                                  -----------------------------------
                                  Its Treasurer
                                      -------------------------------

STATE OF ARIZONA    )
                    ) ss.
County of Maricopa  )

     On this 1st day of March 1991, before me, the undersigned Notary Public, personally appeared RONALD G. ROTH, who acknowledged himself to be the general partner of R/K VENTURES UNIT I LIMITED PARTNERSHIP, an Arizona limited partnership, and acknowledged that he, as such general partner of the limited partnership, being authorized so to do, executed the foregoing instrument on behalf of the limited partnership for the purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.

My Commission Expires:                                 /s/ Donna K. Koester
March 22, 1993                                         ---------------------
                                                           Notary Public

                                            [SEAL OF NOTARY PUBLIC APPEARS HERE]


STATE OF ARIZONA    )
                    ) ss.
County of Maricopa  )

     On this 6th day of March, before me, the undersigned Notary Public, personally appeared Robert H. Kite, who acknowledged himself to be the President of KITE FAMILY COMPANIES, INC., an Arizona corporation, general partner of R/K VENTURES UNIT I LIMITED PARTNERSHIP, an Arizona limited partnership, and acknowledged that he, as such officer, being authorized so to do, executed the foregoing instrument on behalf of the limited partnership for the purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.


My Commission Expires:                                 /s/ Donna K. Koester
March 22, 1993                                         ---------------------
                                                           Notary Public

                                            [SEAL OF NOTARY PUBLIC APPEARS HERE]

STATE OF PENNSYLVANIA )
                      )ss.
County of Delaware    )

     On this 14th day of March, 1991, before me, the undersigned Notary Public, personally appeared Thomas C. Deas, who acknowledged himself to be the Treasurer of SCOTT CONTAINER PRODUCTS GROUP, INC., a Delaware corporation, and acknowledged that he, as such officer of the corporation, being authorized so to do, executed the foregoing instrument on behalf of the corporation for the purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.

My Commission Expires:                 /s/ Rosemary P. McGrory
                                       ---------------------------
                                           Notary Public

[SEAL OF NOTARY PUBLIC APPEARS HERE]

                             RELEASE AND NOVATION

     This Agreement is made as of this 6th day of December, 1991, by and between R/K VENTURES UNIT I LIMITED PARTNERSHIP, an Arizona limited Partnership ("Ventures"), and SCOTT PAPER COMPANY, a Pennsylvania corporation ("Scott") for the benefit of its wholly owned subsidiary, SCOTT CONTAINER PRODUCTS GROUP, INC., a Delaware corporation ("SCPG").

     WHEREAS SCPG has entered into an INDEMNIFICATION AGREEMENT REGARDING DETERMINATION OF TAXABILITY ("Agreement") for the benefit of Ventures, a copy of which is attached as Attachment A hereto;

     AND WHEREAS Scott is in the process of selling all of its shares in SCPG to a third party, and is desirous of securing the release of SCPG's obligations under the Agreement;

     AND WHEREAS Ventures is desirous of securing an indemnity from a financially secure party;

     NOW THEREFORE, the parties hereby agree as follows:

        1. Ventures, for itself, its successors and assigns, hereby releases and forever discharges SCPG, its successors and assigns, from any and all obligations, liabilities, claims or damages, based upon or arising under the Agreement.

        2. In consideration of Ventures' release of SCPG, Scott, for itself, its successors and assigns, hereby agrees to assume responsibility for all obligations, liabilities, claims or damages, based upon or arising under the Agreement, to the same extent as if Scott were the original party to the Agreement.

     3. The parties acknowledge that SCPG is a third party beneficiary of this Release and Novation, and that said Release and Novation may be enforced directly by SCPG.

     IN WITNESS WHEREOF, the parties have executed the said Release and Novation with the intent of being legally bound.

ACCEPTED:                              ACCEPTED:

R/K Ventures                           Scott Paper Company
Unit I Limited Partnership


By: /s/ Ronald G. Roth                 By: /s/ Thomas C. Deas, Jr.
    ----------------------------           -------------------------------
        Ronald G. Roth

Title: General Partner                 Title: Thomas C. Deas, Jr.
       -------------------------              ----------------------------
                                              Assistant Treasurer


By K-F-T LIMITED PARTNERSHIP, an
Arizona limited partnership, its
general partner

By KITE FAMILY COMPANIES, INC., an
Arizona corporation, its general partner


By /s/ Robert H. Kite
    ----------------------------
       Robert H. Kite

Title: President
       -------------------------

                                 ATTACHMENT A
                                 ------------

INDEMNIFICATION AGREEMENT REGARDING DETERMINATION OF TAXABILITY
---------------------------------------------------------------
        THIS INDEMNIFICATION AGREEMENT REGARDING DETERMINATION OF TAXABILITY ("Indemnity Agreement") is made this 21st day of April, 1989, by SCOTT CONTAINER PRODUCTS GROUP, INC., a Delaware corporation ("Scott container"), in favor of R/K VENTURES UNIT I LIMITED PARTNERSHIP, an Arizona limited partnership ("Ventures").

I.      RECITALS:
        --------

        1.1 Pursuant to a resolution of the Industrial Development Authority of the City of Tolleson, Arizona (the "IDA") adopted on October 1, 1987, between the IDA and First Interstate Bank of Arizona, N.A., ("First Interstate") as Trustee, the IDA issued its $5,800,000.00 Industrial Development Revenue Bonds, Series 1987(R/K Ventures Unit I Limited Partnership Project) dated October 1, 1987 (the "Bonds").

        1.2 The Bonds were issued as one fully registered bond in the principal amount of $5,800,000.00 and were sold to First Interstate as Purchaser ("Purchaser") pursuant to a Bond Purchase Contract dated December 11, 1987, between the IDA, Ventures and Purchaser. Simultaneously with the issuance of the Bonds, an opinion of the law firm of O'Connor, Cavanagh, Anderson, Westover, Killingsworth & Beshears ("Bond Counsel") was delivered to Purchaser to the effect that, with certain exceptions, the interest received on the Bonds is not includable in the gross income of registered owners of the Bonds for purposes of federal and State of Arizona income taxation. The delivery of such opinion and the continued status of the Bonds as "tax exempt" was a material inducement for the Purchaser's actual purchase of the Bonds.

        1.3 The proceeds from the sale of the Bonds were loaned by the IDA to Ventures (the "Loan") pursuant to a Loan Agreement (the "Loan Agreement") dated as of October 1, 1987, between the IDA and Ventures. The purpose of the Loan was to finance all or a portion of the cost of the acquisition, construction and equipping of a manufacturing facility (the "Project") located within the boundaries of the City of Tolleson, Arizona, to be owned by Ventures.

      1.4 The Loan is evidenced by a Promissory Note (the "Note") dated December 11, 1987, made by Ventures, payable to the order of the IDA in the principal amount of $5,800,000.00 and is secured by a Construction Deed of Trust and Assignment of Rents (the "Deed of Trust") dated as of December 11, 1987, executed by Ventures, as trustor, for the use and benefit of the IDA, as beneficiary, recorded December 11, 1987, at Recorder's No. 87-736740, re-recorded December 14, 1987, at Recorder's No. 87-739244, records of Maricopa County, Arizona, and encumbering the Project.

     1.5 To secure the payment to Purchaser of the principal of and interest on the Bonds, the IDA assigned its interest in the Loan Agreement, the Note and the Deed of Trust to Purchaser pursuant to an Assignment of Deed of Trust and Request for Special Notice dated December 11, 1987, and recorded December 11, 1987, at Recorder's No. 87-736740, re-recorded December 14, 1987, at Recorder's No. 87-739244, records of Maricopa County, Arizona.

     1.6 The Project was leased to WMF Container Corporation, a Delaware corporation, d/b/a Thompson Industries ("WMF"), by an Operating Lease (the "Lease") dated August 20, 1987, between Ventures and WMF.

     1.7 Scott Container has advised Ventures that Scott Paper Company, a Pennsylvania corporation ("Scott"), acquired all of the stock of WMF, on October 27, 1988, and that the name of WMF was changed to "Scott Container Products Group, Inc." Scott Container has further informed Ventures that as a result of the stock sale to Scott the $40 million limit provided in the Internal Revenue Code applicable to small issue industrial development bonds would be exceeded.

     1.8 Pursuant to the provisions of certain documents executed in connection with the Bonds, including Section 3.2(b) of the Loan Agreement, Ventures agreed, in the event of a Determination of Taxability (as defined in the Loan Agreement), to pay interest on the Loan at a higher rate of interest and to pay any Additions to Tax (as defined in the Loan Agreement) paid or incurred by any holder of the Bonds. Such obligation survives the termination of the Loan Agreement, the payment of the Bonds, and the payment of the Note. Consequently, Ventures would like to prepay the Loan and effect a redemption of the Bonds, and has requested that First Interstate make a loan to Ventures sufficient in amount to do so. As an accommodation to Ventures, First Interstate has agreed to and is contemporaneously herewith making a loan (the "New Loan") to Ventures to pay the Loan.

        1.9 Ventures has requested the New Loan in an effort to avoid any Determination of Taxability of the Bonds with the concurrence of Scott Container.

II. AGREEMENT:
    ---------

        NOW, THEREFORE, in consideration of Ventures' agreement to seek the New Loan, Scott Container agrees as follows:

        2.1 Notwithstanding the redemption of the Bonds, Scott Container agrees that its undertaking contained in Section 4(b) of the Lease pertaining to loss of tax-exempt status shall remain in effect and shall include loss of tax-exempt status arising from the purchase of the stock of Scott Container (then WMF) by Scott.

        2.2 For purposes of this Agreement and the Lease, "loss of tax-exempt status" shall mean a "Determination of Taxability" as defined in the Loan Agreement. The increased Rent referred to in Section 4(b) of the Lease shall be equal to (a) any additional interest payable retroactively by Ventures to the Purchaser under Section 3.2(b) of the Loan Agreement, such interest being payable from the date interest on the Bonds became subject to federal income taxation at a rate equal to the Prime Rate (as defined in the Loan Agreement) plus 1% plus (b) any Additions to Tax (as defined in the Loan Agreement) payable by Ventures to the Purchaser under Section 3.2 of the Loan Agreement. Such increased Rent shall be payable at such time as such amounts are payable by Ventures to the Purchaser. Ventures shall promptly notify Scott Container of any demand by Purchaser for payment of additional amounts by reason of a Determination of Taxability. In the event that Scott Container fails to pay amount due hereunder to Ventures, and, as a result thereof, Ventures is required to pay additional amounts to Purchaser pursuant to Section 10.5 of the Loan Agreement, Scott Container shall reimburse Ventures for such additional amounts.

        2.3 This Indemnity Agreement and the Lease set forth the entire agreement of Scott Container and Ventures with respect to the subject matter hereof. No modification or waiver of any provision of this Indemnity Agreement or any right of Ventures hereunder and no release of Scott Container hereunder shall be effective unless in a writing executed by an authorized representative of Ventures. The indemnification provided to Ventures hereby is in addition to the indemnifications or other agreements that currently exist and are provided under the Lease.

     2.4 This Indemnity Agreement shall be binding upon all successors and assigns of Scott Container and shall inure to the benefit of all successors and assigns of Ventures.

     2.5 This Indemnity Agreement shall be governed by and construed in accordance with the laws of the State of Arizona.


                                       SCOTT CONTAINER PRODUCTS GROUP, INC.
                                       a Delaware Corporation


                                       By: /s/ Thomas C. Deas, Jr.
                                           --------------------------
                                           Its:  Treasurer
                                                 --------------------

Accepted:

R-K VENTURES UNIT I LIMITED
PARTNERSHIP, an Arizona limited
partnership

By /s/ Ronald G. Roth
   ---------------------------------------
       Ronald G. Roth, its general partner

By K-F-T LIMITED PARTNERSHIP, an
Arizona limited partnership, its
general partner

By KITE FAMILY COMPANIES, INC. an
Arizona corporation, its general partner

By /s/ Robert H. Kite
   ---------------------------------------
       Its President
           -------------------------------

                                OPERATING LEASE

                                    between

                   R-K VENTURES UNIT I LIMITED PARTNERSHIP,
                        an Arizona Limited Partnership,

                                  as Landlord

                                      and

                          WMF CONTAINER CORPORATION,
                          a Delaware corporation dba
                             THOMPSON INDUSTRIES,

                                   as Tenant


                                August 20, 1987



            City of Tolleson, County of Maricopa, State of Arizona

                     TABLE OF CONTENTS OF OPERATING LEASE


PARAGRAPH                                                           PAGE
---------                                                           ----
1.   Lease of Premises..............................................   1

2.   Construction of Parcel 1 Improvements..........................   1

     (a)   Plans....................................................   1
     (b)   Development Schedule.....................................   3
     (c)   Excusable Delay..........................................   5
     (d)   Process Equipment........................................   6
     (e)   Completion of Construction...............................   7
     (f)   Possession...............................................   7
     (g)   Discharge of Liens.......................................   9
     (h)   Changes to Plans.........................................   9
     (i)   Surety Bonds.............................................  10
     (j)   Inspection Reports.......................................  10
     (k)   Early Entry..............................................  10
     (l)   Quality of Construction..................................  10
     (m)   Punch-List...............................................  10
     (n)   Nondisclosure of Process Equipment.......................  11
     (o)   Contractor...............................................  11
     (p)   Fire Protection Systems..................................  11

3.   Term...........................................................  12
4.   Rent...........................................................  12
     (a)   Payment..................................................  12
     (b)   Industrial Development Bonds.............................  13
     (c)   Warehouse Rent...........................................  14
     (d)   Due and Payable..........................................  14
     (e)   Pro Rata Rent............................................  14

5.   Use............................................................  15
     (a)   General..................................................  15
     (b)   Compliance with Law......................................  15

6.   Permitted Exceptions; Landlord's Warranties
     and Representations; Quiet Enjoyment...........................  15
     (a)   Permitted Exceptions.....................................  15
     (b)   Landlord's Warranties and Representations................  15
     (c)   Quiet Enjoyment..........................................  16

7.   Maintenance and Repairs; Surrender; Trade Fixtures.............  17
     (a)   Tenant's Maintenance.....................................  17
     (b)   Landlord's Obligations...................................  17
     (c)   Surrender; Removal of Trade Fixtures.....................  17
     (d)   Depreciation; Repair of Damages..........................  17
     (e)   Insurance................................................  18
     (f)   Right of Entry...........................................  18

8.   Alterations and Additions......................................  18

PARAGRAPH                                                                 PAGE
---------                                                                 ----

9.   Insurance ........................................................... 18
     (a)  General Liability .............................................. 18
     (b)  Extended Coverage .............................................. 18
     (c)  Landlord's Insurance ........................................... 19
     (d)  Form ........................................................... 19
     (e)  Evidence ....................................................... 19
     (f)  Waiver of Subrogation .......................................... 19
     (g)  Proceeds ....................................................... 19
     (h)  Compliance ..................................................... 20
     (i)  Tenant's Contents .............................................. 20
     (j)  Worker's Compensation .......................................... 20
     (k)  Blanket-Policy ................................................. 20
     (l)  Rent Abatement Insurance ....................................... 20

10.  Indemnification ..................................................... 20
     (a)  Tenant ......................................................... 20
     (b)  Landlord ....................................................... 21

11.  Damage or Destruction ............................................... 21
     (a)  Landlord's Repair .............................................. 21
     (b)  Abatement ...................................................... 21
     (c)  Time for Completion ............................................ 22
     (d)  Major Damage ................................................... 22
     (e)  Escrow of Proceeds ............................................. 22
     (f)  Damage Near End of Term ........................................ 23

12.  Property Taxes ...................................................... 23
     (a)  Payment ........................................................ 23
     (b)  Definition ..................................................... 23
     (c)  Separate Assessment ............................................ 24
     (d)  Personal Property .............................................. 24
     (e)  Declaration .................................................... 24
     (f)  Contest ........................................................ 24
     (g)  Lump-Sum Assessments ........................................... 24

13.  Eminent Domain ...................................................... 25
     (a)  Total Taking ................................................... 25
     (b)  Partial Taking ................................................. 25
     (c)  Restoration .................................................... 25
     (d)  Awards ......................................................... 26
     (e)  Unsafe Premises ................................................ 26

14.  Utilities ........................................................... 26

15.  Assignment and Subletting ........................................... 26
     (a)  No Consent Required ............................................ 26
     (b)  Notices ........................................................ 27

16.  Conveyance by Landlord .............................................. 27

PARAGRAPH                                                              PAGE
---------                                                              ----

17.  Access to Premises ...............................................  27
     (a)  Prior Notice ................................................  27
     (b)  Accompanied by Tenant .......................................  27
     (c)  Secure Areas ................................................  27

18.  Options to Extend ................................................  28
     (a)  Grant of Options; Rent ......................................  28
     (b)  Exercise ....................................................  29
     (c)  Amendments ..................................................  30

19.  Parcel 2 .........................................................  30
     (a)  Inclusion of Parcel 2 in Lease ..............................  30
     (b)  Construction of Parcel 2 Improvements .......................  31
     (c)  Rent ........................................................  32
     (d)  Part of Premises ............................................  34
     (e)  Lease Extension .............................................  34
     (f)  Amendment ...................................................  34

20.  Parcel 3 .........................................................  34
     (a)  Inclusion of Parcel 3 in Lease ..............................  34
     (b)  Construction of Parcel 3 Improvements .......................  36
     (c)  Rent ........................................................  37
     (d)  Part of Premises ............................................  38
     (e)  Lease Extension .............................................  38
     (f)  Amendment ...................................................  39
     (g)  Condition Precedent .........................................  39

21.  Tenant's Default; Remedies .......................................  39
     (a)  Defaults ....................................................  39
     (b)  Remedies ....................................................  39
     (c)  Rental Late Charges and Interest ............................  41

22.  Landlord's Default; Remedies .....................................  41

23.  Subordination; Non-Disturbance ...................................  42

24.  Estoppel Certificates ............................................  42

25.  Notices ..........................................................  42

26.  Recordation ......................................................  43

27.  Title Policy .....................................................  43

28.  Dispute and Payment Under Protest ................................  43

29.  Arbitration ......................................................  44

30.  Force Majeure ....................................................  44

31.  Brokerage ........................................................  44

PARAGRAPH                                                             PAGE
---------                                                             ----

32.  Miscellaneous .................................................... 44
     (a)  Headings; Construction; Partial Invalidity;
          Governing Law ............................................... 44
     (b)  Interest on Past-Due Obligations ............................ 45
     (c)  Time of the Essence ......................................... 45
     (d)  Counterparts ................................................ 45
     (e)  Incorporation of Prior Agreements; Amendments ............... 45
     (f)  Waivers ..................................................... 45
     (g)  Holding Over ................................................ 45
     (h)  Covenants and Conditions .................................... 45
     (i)  Binding Effect .............................................. 45
     (j)  Attorneys' Fees ............................................. 45
     (k)  Signs ....................................................... 46
     (l)  Attornments ................................................. 46

33.  Effect of Modifications .......................................... 46

                               LIST OF EXHIBITS


EXHIBIT "A-1"             LEGAL DESCRIPTION OF PARCEL 1

EXHIBIT "A-2"             LEGAL DESCRIPTION OF PARCEL 2

EXHIBIT "A-3"             LEGAL DESCRIPTION OF PARCEL 3

EXHIBIT "B"               DESCRIPTION OF PLANS

EXHIBIT "C"               DEVELOPMENT SCHEDULE

EXHIBIT "D"               DESCRIPTION OF PROCESS EQUIPMENT

EXHIBIT "E"               DESCRIPTION OF PROCESS EQUIPMENT PLANS

EXHIBIT "F"               NONDISCLOSURE AGREEMENT

EXHIBIT "G"               PERMITTED EXCEPTIONS

EXHIBIT "H"               NONDISTURBANCE AGREEMENT

EXHIBIT "I"               MEMORANDUM OF LEASE

                                OPERATING LEASE
                                ---------------

     THIS OPERATING LEASE (the "Lease") is entered into this 20th day of August 1987, by an between R-K VENTURES UNIT I LIMITED PARTNERSHIP, an Arizona limited partnership ("Landlord"), and WMF CONTAINER CORPORATION, a Delaware corporation, dba THOMPSON INDUSTRIES ("Tenant").

                                   RECITALS
                                   --------

     A. Landlord owns the entire fee simple interest in certain real property located in Maricopa County, Arizona, and more particularly described on Exhibits "A-1" ("Parcel 1"), "A-2" ("Parcel 2") and "A-3" ("Parcel 3") attached hereto and by this reference incorporated herein.

     B. Tenant desires, (1) to lease from Landlord Parcel 1, Parcel 2, and Parcel 3, (2) that Landlord construct or cause to be constructed certain improvements on Parcel 1 pursuant to preliminary plans and specifications prepared by Tenant and revised by Landlord and Tenant, and (3) to enter into certain other agreements with Landlord more specifically described below; all of which Landlord is willing to do upon and subject to the terms, covenants and conditions hereinafter set forth.

     NOW, THEREFORE, for and in consideration of the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

                                     LEASE
                                     -----

     1.  Lease of Premises. Landlord hereby leases to Tenant and Tenant hereby
         -----------------
leases from Landlord, upon and subject to the terms, covenants and conditions hereinafter set forth: (a) Parcel 1, Parcel 2 and Parcel 3; (b) those improvements to be constructed on Parcel 1 in accordance with the provisions of Paragraph 2 hereinbelow, which improvements primarily consist of a building of approximately 169,840 square feet to be used as a manufacturing plant and warehouse (the "Building"), and associated improvements, and are more particularly described in the documents listed and described on Exhibit "B" attached hereto an by this reference incorporated herein (collectively, the "Parcel 1 Improvements"); and (c) any and all easements, rights, benefits, rights-of-way, privileges and covenants appurtenant to said Parcel 1, Parcel 2, Parcel 3 and the Parcel 1 Improvements (the "Appurtenances"). Parcel 1, Parcel 2, Parcel 3, the Parcel 1 Improvements and the Appurtenances are hereinafter collectively referred to as the "Premises".

     2.  Construction of Parcel 1 Improvements.
         -------------------------------------

         (a)  Plans.  Landlord and Tenant have approved the outline
              -----
specifications; architectural, engineering and mechanical specifications; and site, space, grading, drainage, fire protection and paving plans (collectively, the "Plans") listed and described on Exhibit "B" attached hereto for the construction of the Parcel 1 Improvements, which Plans are hereby incorporated by reference in this Lease the same as if fully set forth herein. Landlord hereby certifies to Tenant that Landlord has obtained or will obtain from any and all governmental agencies having appropriate jurisdiction all permits and approvals necessary for Landlord to commence and complete construction of the Parcel 1 Improvements in accordance with the Plans and pursuant to the provisions of subparagraph 2(b).

      (i) Landlord and Tenant understand, however, that as of the date of this Lease, Landlord has not obtained final governmental approval of all aspects of the Plans and, in the event any governmental agency having appropriate jurisdiction requires modifications to any aspect of the Plans, Landlord will prepare and deliver to Tenant plans and specifications fully disclosing such modifications within five (5) days after Landlord's receipt of notice that modifications will be required. Tenant shall have ten (10) days after receipt thereof to disapprove such modifications, it being understood that Tenant will not disapprove such modifications provided that: (A) such modifications are not substantial and do not require additional expenditures by Tenant in the form of increased Rent (as hereinafter defined) or other costs payable by Tenant hereunder, and (B) such modifications do not materially and adversely affect Tenant's proposed use of the Premises. If Tenant does not disapprove such modifications within the above-described ten (10)-day period, Tenant will be deemed to have approved such modifications. In the event Tenant timely disapproves any such modifications, Tenant shall prepare or cause to be prepared alternatives to such modifications. Such alternative modifications shall be prepared and resubmitted to the appropriate governmental agency within thirty (30) days after the expiration of the above-described ten (10)-day period. In the event the appropriate governmental agency disapproves such alternative modifications, Landlord shall notify Tenant in writing of such within five (5) days after Landlord's receipt of such disapproval. Tenant shall thereupon have the option of cancelling this Lease by giving Landlord written notice of cancellation within ten (10) days after Tenant's receipt of Landlord's disapproval notice. If Tenant does not cancel this Lease within said ten (10)-day period, Tenant shall be deemed to have waived its right to cancel granted herein and the parties shall proceed with their respective obligations hereunder. Landlord and Tenant mutually agree to cooperate and use their best efforts to achieve all necessary governmental approvals of every aspect of the Plans.

           (ii) Landlord and Tenant also understand that as of the date of this Lease, Tenant has not reviewed and approved the offsite utility and landscaping plans and shop drawings relating to the Parcel 1 Improvements (collectively, the "Remaining Plans"). Landlord will promptly prepare and deliver to Tenant the Remaining Plans for Tenant's approval, which approval shall not be unreasonably withheld. Tenant shall have ten (10) days after receipt of the Remaining Plans to give notice to Landlord of Tenant's disapproval of all or any portion of the Remaining Plans. If Tenant does not timely disapprove any of the Remaining Plans, Tenant will be deemed to have approved same.
           In the event Tenant timely disapproves any Remaining Plans, Landlord shall, within ten (10) days following Tenant's notice of disapproval, revise and resubmit the disapproved Remaining Plans (the "Resubmitted Plans") and Tenant shall again have ten (10) days from receipt of the Resubmitted Plans to give notice to Landlord of Tenant's disapproval thereof. In the event the Resubmitted Plans are timely disapproved by Tenant, Tenant shall have the option to cancel this Lease by giving Landlord written notice of cancellation within the time period provided for disapproving the Resubmitted Plans. If Tenant does not give notice of cancellation, Landlord shall again revise and resubmit the Resubmitted Plans and all time limits and rights, including the right of cancellation shall again apply.

     (b)   Development Schedule.
           --------------------
           (i) Landlord, at its sole cost and expense, shall diligently construct and complete, or cause to be constructed and completed, the Parcel 1 Improvements in a good and workmanlike manner, in accordance with the Plans (as hereinafter used in this Lease, "Plans" shall also be deemed to include the "Remaining Plans" and the "Resubmitted Plans"), pursuant to the schedule of construction completion dates (the "Development Schedule") set forth on Exhibit "C" attached hereto and by this reference made a part hereof, and in compliance with the "General Conditions" contained in AIA Document No. A201 (the "General Conditions") (provided, however, that in the event of a conflict between the provisions of the General Conditions, and the provisions of this Lease, the provisions of this Lease shall prevail) and all applicable governmental rules, regulations and requirements.

           (ii) Landlord and Tenant have designated on the Development Schedule certain construction tasks as "Benchmark Tasks" and the projected completion dates corresponding to such tasks as "Benchmark Dates".

           (iii)   The Key Tasks shall be as follows:

                   (A) "First Key Task" shall mean substantial completion, in accordance with the provisions of subparagraph 2(f)(i)and (ii) hereof, of the entire warehouse facility portion of the Building as shown to the east of column line seven (7) on that portion of the Plans identified on Exhibit "B" hereto, as Sverdrup prints A2 and A3 (the "Warehouse").

                 (B)  "Second Key Task" shall mean completion of construction as set forth in subparagraph 2(a) hereof.

           (iv) The date by which the First Key Task shall be accomplished, as and if extended pursuant to the provisions of subparagraph 2(b) or 2(c) hereof, shall be December 1, 1987 (the "First Key Date").

           (v) The date by which the Second Key Task shall be accomplished, as and if extended pursuant to the provisions of subparagraph 2(b) or 2(c) hereof, shall be March 1, 1988 (the "Second Key Date").

           (vi) Subject to the provisions of subparagraphs 2(c) and 2(d) hereinbelow, in the event Landlord is unable to perform and complete a Key Task on or before the corresponding Key Date, Landlord shall pay Tenant, within thirty (30) days after Tenant's written demand therefor, an amount equal to one-fifteenth (1/15) of the monthly Rent (as defined below) payable during the first month of the term of the Lease for each day following the applicable Key Date until the date such Key Task is completed (the "Delay Damages"); provided, however, in the event Tenant, having the right, does not elect to terminate this Lease pursuant to said subparagraph 2(c) either Tenant or Landlord shall be entitled to off-set the Delay Damages against the next ensuing payment(s) of Rent becoming due hereunder. Landlord understands and agrees that Landlord's failure to complete a Key Task in a timely fashion will result in Tenant incurring additional expenses which are extremely difficult to ascertain and that the Delay Damages are a reasonable estimate, under the circumstances, of such expenses and do not constitute interest and are not a penalty.

           (vii) In the event Landlord is unable to complete a Key Task or Benchmark Task within thirty (30) days following the corresponding Key Date or Benchmark Date, as the case may be, Tenant, subject to the provisions of subparagraph 2(c) hereinbelow (and, with respect to a delay in timely completing a Key Task, in addition to being entitled to the Delay Damages), shall have the option of doing either of the following:

               (A) Undertake, at Landlord's sole cost and expense, completion of construction of the Parcel 1 improvements; or

               (B) Allow Landlord an additional thirty (30) days to complete such task.

               Tenant shall notify Landlord in writing of its election within five (5) days after the expiration of the initial thirty (30)-day period following the applicable Key Date or Benchmark Date. In the event Tenant elects the option described in 2(b)(vii)(B) hereinabove, at the expiration of the thirty (30)-day period described therein the options described in 2(b)(vii)(A) and (B) hereinabove shall again become available to Tenant. The foregoing to the contrary notwithstanding, in the event the Parcel 1 improvements and the Premises are not Substantially
               Completed (as that term is defined pursuant to sub-paragraph 8.1.3 of the General Conditions) within sixty-one (61) days after the Second Key Date, Tenant, in addition to the options described in 2(b)(vii)(A) and (B) herein-above, shall also have the option of cancelling this Lease by giving written notice thereof to Landlord within five
               (5) days after expiration of said sixty-one (61)-day period. For purposes of this subparagraph 2(b), a Key Task or Benchmark task shall not be deemed completed until every aspect of such task has been fully completed in strict accordance with the Plans (except for those items which cannot be completed due to installation of the Process Equip-
               ment) and the architect for the construction of the Parcel 1 Improvements (the "Architect") certifies in a writing delivered to Tenant that the Key Task or Benchmark Task has been completed, and the date of such completion.

               (viii)        If Landlord does not complete the First Key
               Task by December 1, 1987, or the Second Key Task by
               March 1, 1988, or any Benchmark Task by the date fixed in the Development Schedule (subject to the provisions of sub-paragraph 2(c) of this Lease), any time or date for performance by Tenant under this Lease which is calculated from such date shall be extended by the number of days completion of such task is delayed.

          (c)  Excusable Delay. The provisions of subparagraph 2(b) to the
               ---------------
contrary notwithstanding, in the event Landlord is delayed in completing a Key task or Benchmark Task by the corresponding Key Date or Benchmark Date, as the case may be, for any of the following reasons, the Key Date or Benchmark Date, as the case may be, shall be deemed to be extended the actual number of days of such delay; provided, however, in the event such delay is more than one hundred twenty (120) days, and such delay is not directly caused by Tenant's negligence or willful wrongful act, Tenant shall have the option of cancelling this Lease upon written notice to Landlord within ten (10) days after the expiration of the such one hundred twenty (120)-day period :

               (i) Any delay directly resulting from changes in the Plans or construction work to be performed hereunder made by Tenant pursuant to the provisions of subparagraph 2(g);

           (ii) Any delay directly resulting from inclement weather; fire, flood or other natural disaster; inability by the exercise of reasonable diligence to obtain supplies or parts necessary to perform and complete Landlord's construction obligations hereunder; or war or other national emergency;

           (iii) Any delay directly resulting from the negligent or wilful, wrongful act of Tenant or agents acting solely on behalf of Tenant in the discharge of Tenant's duties under this Lease; or

           (iv) Any delay directly resulting from Tenant's failure to timely install the Process Equipment (as defined below), provided Tenant has not elected to require Landlord to install the Process Equipment pursuant to subparagraph 2(d) hereof.

         (d)  Process Equipment.
              -----------------

           (i) Landlord and Tenant acknowledge that the machinery and equipment described on Exhibit "D" attached hereto and by this reference made a part hereof (the "Process Equipment") has been designed and manufactured at Tenant's request and is essential to the conduct and performance of Tenant's business to be conducted on the Premises. Landlord and Tenant understand and agree that, subject to the provisions of subparagraph 2(d)(iv) hereof, Tenant shall be solely responsible for installing the Process Equipment in the Building pursuant to the working drawings and blueprints listed on Exhibit "E" attached hereto and by this reference made a part hereof (the "Process Equipment Plans").

           (ii) Pursuant to the Development Schedule, the installation of the Process Equipment is not designated a Key Task or Benchmark Task. Landlord and Tenant understand and agree, however, that in the event Tenant elects to have Landlord install the Process Equipment, the failure to install the Process Equipment by the date designated on the Development Schedule shall allow Tenant to avail itself of the options and remedies to which it would otherwise be entitled due to the failure to complete a Key Task by a Key Date, provided such delay is not caused by any of the reasons specified in subparagraph 2(c) hereof.

               (iii) Upon receipt of Tenant's written notice, Landlord will allow Tenant reasonable access to the Premises to install and test the Process Equipment, provided Tenant first complies with the insurance provisions applicable to Tenant's early entry set forth in Paragraph 9 hereof and provided further that Tenant shall pay Landlord, in addition to the rent otherwise payable hereunder, a monthly sum for such early entry (the "Early Entry Rent") equal to one-half (1/2) of the difference between the monthly rent payable for the entire Premises during the first twelve (12) months following the Occupancy Date (as hereinafter defined) and the monthly Warehouse Rent (as hereinafter defined). The Early Entry shall commence upon the later of the Commencement Date or ten (10) days following the notice provided for in the first sentence of this subparagraph 2(d)(iii) and shall be paid as provided for payment of Rent; provided, however, that Tenant shall only be obligated to pay Early Entry Rent for the period of time between the date of Tenant's Early Entry and the Occupancy Date. Tenant shall perform the installation of the Process Equipment diligently and in a good and workmanlike manner in accordance with the Process Equipment Plans.

               (iv) Anything herein to the contrary notwithstanding, Landlord, upon Tenant's written demand, shall, within one hundred eighty (180) days from the giving of such demand, install, or cause to be installed, the Process Equipment. In the event Tenant gives Landlord such written demand, the installation of the Process Equipment shall thenceforth be Landlord's sole responsibility and obligation and shall be deemed to be a Key Task entitling Tenant to exercise any options and remedies to which Tenant is entitled under this Lease in the event a Key Task is not timely completed.

          (e) Completion of Construction.  Landlord shall not have completed
              --------------------------
its construction obligations hereunder until Landlord has Substantially Completed construction of the Premises and the Parcel 1 improvements in accordance with the Plans and pursuant to the provisions of this Paragraph 2 and all applicable governmental rules, regulations and requirements.

          (f) Possession.  Landlord shall deliver possession of the Premises to
              ----------
Tenant as follows:

                (i) On the First Key Date, Landlord shall deliver actual possession of the Warehouse to Tenant broom clean and undamaged, (subject, however, to any debris caused by Tenant's installation of the Process Equipment) as follows:

                        (A) The construction of all aspects of the Warehouse shall be Substantially Completed in accordance with the Plans;

                        (B) All fire protection systems and equipment completed as provided herein and all utilities, including, without limitation, sewer, water, drainage, telephone, electric and natural gas service and all meters, connected to the Building in the locations depicted in the Plans and in adequate supply to permit use of the Warehouse in full accordance with Tenant's intended use of the Warehouse as depicted in the Plans and elsewhere in this Lease;

                        (C) The Warehouse shall be in full compliance with all applicable building codes and other governmental rules, regulations and requirements;

                        (D) Landlord's insurance requirements hereunder, shall be in full force and effect; and

                        (E) The Warehouse and the Premises shall be free from the effects of any suppliers, materialmen's and mechanic's liens.

                (ii) On the Second Key Date, Landlord shall deliver actual possession of the Parcel 1 Improvements and the Premises to Tenant broom clean and undamaged, (subject, however, to any debris caused by Tenant's installation of the Process Equipment) as follows:

                        (A) The construction of all aspects of the Parcel 1 Improvements and the Premises shall be Substantially Completed in accordance with the Plans;

                        (B) All fire protection systems and equipment completed as provided herein and all utilities, including, without limitation, sewer, water, drainage, telephone, electric and natural gas service and all meters, connected to the Building in the locations depicted in the Plans and in adequate supply to permit use of the Premises in full accordance with Tenant's intended use of the Premises as depicted in the Plans and elsewhere in this Lease;

                        (C) The Premises shall be in full compliance with all applicable building codes and other governmental rules, regulations and requirements;

                        (D) Landlord's insurance requirements hereunder, shall be in full force and effect; and

            (E) The Premises and the Parcel 1 Improvements shall be free from the effects of any suppliers, materialmen's and mechanic's liens.

        (g) Discharge of Liens. Each party hereby agrees to promptly pay, or
            ------------------
cause to be paid, all suppliers, materialmen, contractors and subcontractors performing work for it on the Premises in connection with any of its construction obligations hereunder. At all times during the performance of its construction obligations hereunder, and from time to time, each party shall remove and discharge, or cause to be removed or discharged, any and all suppliers', materialmen's and mechanic's liens recorded against the Premises within sixty (60) days after their recordation. In lieu of such discharge, however, each party may instead provide bonds with respect to any such liens in the form prescribed by A.R.S. (S)33-1004, and thereby satisfy its obligations set forth in the preceding sentence.

        (h) Changes to Plans. Tenant shall have the right to request that
            ----------------
Landlord make changes to the Plans (a "Change Order"), which requests shall be in a writing delivered to Landlord and shall not be unreasonably denied; provided, however, that the incremental increase or decrease of the overall costs of constructing the Improvements directly attributable to a Change Order shall be reflected increasing or decreasing the rent payable under this Lease.

        (Amount of Cost Increase or Cost Decrease) x (1.09) x *(.0954) =
        --------------------------------------------------------------
                                     (12)

        (Amount to be Added to or Subtracted from Tenant's Monthly Rent)

In the event a Change Order results in the total square footage of the Building as set forth in subparagraph 4(a) hereof, being increased or decreased, such square footage and Rent payable hereunder shall be proportionately adjusted. Anything herein to the contrary notwithstanding, in the event the additional work contemplated by a Change Order will result in a delay in completing a Key Task or Benchmark Task, Landlord, within ten (10) days after receipt of the Change Order, will notify Tenant of such in a writing specifying the Key Task or Benchmark Task which will be delayed and the anticipated length of the delay. Tenant shall have five (5) days following receipt of Landlord's notification in which to either, at Tenant's option, (i) rescind in writing the Change Order,
(ii) dispute in writing anticipated length of delay set forth in Landlord's notification, in which event Landlord and Tenant shall have five (5) additional days in which to arrive at a mutually agreeable length of anticipated delay and, failing such mutual agreement, the anticipated length of delay shall be determined pursuant to the arbitration provisions of Paragraph 29 herein, (provided however, that construction under the Change Order shall commence immediately and shall not await determination of the length of delay under this subparagraph 2(h), or (iii) approve the length of the anticipated delay. In the event Tenant does not notify Landlord of Tenant's election with five (5) days after receipt of Landlord's notification of anticipated delay, Tenant shall be deemed to have approved the anticipate length of delay

* This rate is subject to equitable adjustment in the event the Change Order results in any special additions to the Parcel 1 Improvements not contemplated by the Plans and not practically capable of amortization as provided for herein. Any disputes regarding any such adjustment or the need therefore, shall be settled pursuant to the arbitration provisions of Paragraph 29 hereof.

specified therein; in which event completion of the Key Task or Benchmark Task shall be deemed to be delayed as specified by Landlord. In the event Landlord does not notify Tenant of any anticipated delay within ten (10) days after receipt of a Change Order, it shall be conclusively deemed that such Change Order will not result in delay in completing a Key Task or Benchmark Task.

        (i)     Surety Bond.  Prior to commencing construction of the Parcel 1
                -----------
Improvements, Landlord shall obtain from a reputable company approved by Tenant, a surety bond (or other similar bond) guaranteeing to Tenant completion of construction of the Parcel 1 Improvements. Such surety bond shall be in form satisfactory to Tenant.

        (j)     Inspection Reports.  Landlord shall provide Tenant, during all
                ------------------
phases of construction of the Parcel 1 Improvements, with copies of all inspection reports relating to soils, drainage, roofing and welding. In addition, Landlord shall, within five (5) days following Landlord's receipt thereof, provide Tenant with copies of all inspection reports prepared by Landlord, Landlord's agents, architects, engineers, contractors and consultants, and any governmental agencies, relating to all utilities, roadways, signage, structural components, electrical systems, plumbing systems and mechanical systems to be located, constructed or placed on the Premises.

        (k)     Early Entry.  In addition to Tenant's right of early entry to
                -----------
install and test the Process Equipment pursuant to subparagraph 2(d) hereinabove, Tenant may, at any time prior to the Commencement Date (as defined below), at its sole risk, enter upon the Premises for purposes of inspection or installing equipment or furnishings, or for any other purposes not inconsistent with the provisions of this Lease; provided, however, that (i) Tenant's early entry shall not unreasonably interfere with Landlord's construction of the Parcel 1 Improvements, (ii) Tenant shall execute an indemnity agreement with respect to Tenant's early entry in favor of Landlord in form and substance reasonably satisfactory to Landlord, and (iii) Tenant shall comply with the insurance provisions applicable to Tenant's early entry set forth in Paragraph 9 hereof.

        (l)     Quality of Construction.  Landlord warrants and represents that
                -----------------------
all work shall be done in a good and workmanlike manner and in compliance with all applicable laws and lawful ordinances, bylaws, regulations and orders of governmental authority and of the insurers of the Parcel 1 Improvements and free from defects in material and workmanship. All warranties that an owner would be entitled to under the General Conditions will run in favor of Tenant.

        (m)     Punch-List.  Within ten (10) days prior to the Commencement
                ----------
Date, Landlord, Roth (as defined below), the Architect and Tenant shall conduct a "walk-through" of the Premises and the Parcel 1 Improvements for purposes of identifying and preparing a list of patent or apparent defects or deficiencies in the Improvements and the Premises and Landlord's construction work thereon (the "Punch-List"). Landlord, at its sole cost and expense, shall promptly repair or cure, or cause to be repaired or cured, the items set forth in the Punch-List in a good and workmanlike manner. From time to time, within sixty
(60) days following the Commencement Date, Tenant shall have the right and option to require Landlord, Landlord's contractor, and/or the architect to conduct an additional "walk-through" of the Premises for purposes of identifying and preparing a list of additional patent or apparent defects or deficiencies in the Parcel 1 Improvements and the Premises and Landlord's construction work thereon, but excluding there-from any cosmetic defects or deficiencies (an "Additional Punch-List"). Landlord, at its sole cost and expense, shall promptly repair or cure, or cause to be repaired or cured, the items set forth on any Additional Punch-List.

        (n)  Nondisclosure of Process Equipment.  Landlord will use its best
             ----------------------------------
efforts to (i) provide fenced enclosure and access control to insure that the Premises, Parcel 1 Improvements, Process Equipment, Plans and Process Equipment Plans are only accessible to and viewed by such persons as are absolutely necessary to complete construction of the Parcel 1 Improvements, and (ii) execute and deliver to Tenant and require all persons performing work on the Premises or the Parcel 1 Improvements on and after the earlier of the Occupancy Date or the date Early Entry Rent begins to accrue as provided in subparagraph 2(d)(iii) hereof, to execute and deliver to Tenant, a nondisclosure agreement in the form attached hereto as Exhibit "F."

        (o)  Contractor.  Tenant understands, and Landlord agrees, that Landlord
             ----------
shall use Ronald G. Roth Company ("Roth") as primary contractor in constructing the Parcel 1 Improvements. Landlord agrees that Tenant: (i) shall be a third-party beneficiary (and shall be expressly identified as such) of any and all agreements and contracts between Roth and Landlord relating to the construction of the Parcel 1 Improvements (collectively, the "Construction Contract"), (ii) shall have reasonable approval rights prior to the execution thereof or the execution of any amendments or modifications thereto, and (iii) shall have the right to (A) enforce and receive the benefits of, in Landlord's name and stead, the terms and provisions of the Construction Contract, and (B) exercise any and all remedies to which Landlord is entitled in the event of Roth's default under the Construction Contract, and any and all amendments or modifications thereto, immediately upon Landlord's execution thereof. The foregoing to the contrary notwithstanding, nothing herein shall be construed to relieve Landlord, in whole or in part, of any of Landlord's obligations hereunder; including, without limitation, all of Landlord's construction obligations set forth in this Paragraph 2.

        (p)  Fire Protection Systems.
             -----------------------

                (i) Anything herein to the contrary notwithstanding, within seven (7) days following the date hereof, Landlord shall provide, or cause to be provided, to Tenant or the insurer (the "FPS Insurer") of the fire protection systems to be installed by Landlord pursuant to the Plans (the "Fire Protection Systems") with copies of all plans, specifications, drawings and diagrams relating to the Fire Protection Systems (the "FPS Plans"). Within twenty-one
                     (21) days following receipt of the FPS Plans by Tenant, the FPS Insurer shall notify Landlord whether such plans are approved or disapproved. If the FPS Plans are disapproved, the FPS Insurer shall specify the reasons for such disapproval and Landlord shall promptly correct the FPS Plans accordingly and submit such corrections to the Fire Protection Systems Insurer for approval or disapproval pursuant to the provisions set forth in the first two (2) sentences of this subparagraph (2)(p). If and when the FPS Plans are approved by the FPS Insurer, Landlord shall commence and complete construction and installation of the Fire Protection Systems in accordance with the Development Schedule and the FPS Plans.

                (ii) Landlord shall notify Tenant and the FPS Insurer in writing immediately following the completion of the construction and installation of the Fire Protection Systems. Within twenty-one (21) days following the receipt by the FPS Insurer of such notice, Landlord and the FPS Insurer shall commence (at such time or times as may be reasonably designated by the FPS Insurer) performance testing of the Fire Protection Systems pursuant to standards prescribed by the FPS Insurer and delivered or communicated to Landlord. Landlord's construction obligations with respect to the Fire Protection Systems shall not be deemed completed unless and until the FPS Insurer certifies in writing that the FPS have been completed in accordance with the FPS Plans and have met or exceeded the performance standards established by the FPS Insurer for the Fire Protection Systems.

     3.  Term.  The term of this Lease shall be for a period of ten (10) years
         ----
and three (3) months, commencing on the later of December 28, 1987 or the date possession of the Warehouse is delivered to Tenant in accordance with subparagraph 2(f) of this Lease (the "Commencement Date"); subject, however, to
(a) earlier termination pursuant to Paragraphs 2 and 6 hereof, (b) Tenant's option to extend the term of this Lease pursuant to Paragraph 18 hereof, and (c) certain termination and extension rights with respect to Parcel 2 and Parcel 3 pursuant to Paragraphs 19 and 20 hereof. Landlord and Tenant agree to execute an amendment to this Lease within (30) days following the determination of the Commencement Date memorializing such date.

     4.  RENT:  Commencing as of the Commencement Date, Tenant shall pay
         ----
Landlord rent for the Premises (the "Rent") during the term of this Lease as follows:

         (a) Payment. Subject to the provisions of subparagraphs 4(b) and 4(c) hereinbelow and any other provisions in this Lease adjusting the Rent,

                (i) For the first (1st) through thirty-ninth (39th) months following the Commencement Date, Tenant's Rent shall be an amount equal to FIFTY TWO THOUSAND THREE HUNDRED TEN and 72/100 DOLLARS ($52,310.72) per month, which amount has been calculated based on $.308 per square foot of the Building per month;

                (ii) For the fortieth (40th) through sixty-third (63rd) months following the Commencement Date, Tenant's Rent shall be an amount equal to FIFTY-SEVEN THOUSAND SEVEN HUNDRED FORTY-FIVE and 60/100 DOLLARS ($57,745.60) per month, which amount has been calculated based on $.340 per square foot of the Building per month;

                (iii) For the sixty-fourth (64th) through ninety-ninth (99th) months following the Commencement Date, Tenant's Rent shall be SIXTY-ONE THOUSAND SIX HUNDRED FIFTY-ONE and 92/100 DOLLARS ($61,651.92) per month, which amount has been calculated based on $.363 per square foot of the Building per month; and

                (iv) For the one hundredth (100th) through one hundred twenty third (123rd) months following the Commencement Date, Tenant's Rent shall be SIXTY-EIGHT THOUSAND TWO HUNDRED SEVENTY-FIVE and 68/100 DOLLARS ($68,275.68) per month, which amount has been calculated based on $.402 per square foot of the Building per month.

Landlord and Tenant agree that, subject to the provisions of subparagraph 2(h) hereof, for purposes of calculating Rent hereunder, the Building shall be deemed to consist of 169,840 square feet.

        (b)     Industrial Development Bonds.  Landlord and Tenant acknowledge
                ----------------------------
that Landlord is attempting to obtain industrial development bonds (the "IDB"), to be issued by the city of Tolleson, Arizona, in the anticipated aggregate amount of approximately Seven Million and 00/100 Dollars ($7,000,000.00), as an alternative means of financing Landlord's acquisition of the Premises and construction of the Improvements and if elected by Tenant, the Process Equipment. Landlord, however, will not pursue obtaining the IDB if the adjusted Rent to be paid by Tenant in the event the IDB is obtained is greater than the Rent specified in subparagraph (a) hereinabove. In the event Landlord obtains the IDB, Tenant's Rent shall be adjusted and determined pursuant to the following formula in lieu of the Rent specified in subparagraph 4(a) hereinabove:

(i) For the first through thirty-ninth months following the Commencement Date, Tenant's Rent will be calculated as follows:

($.2797)(IDBR) + ($.0385) + (BC 1) + (BC 2)
--------------              --------------- = AMR
  (.0954)                   (169,840)(12)

(ii) For the fortieth through sixty-third months following the Commencement Date, Tenant's Rent will be calculated as follows:

($.2810)(IDBR) + ($.0705) + (BC 1) + (BC 2)
--------------              --------------- = AMR
  (.0954)                   (169,840)(12)

(iii) For the sixty-fourth through ninety-ninth months following the Commencement Date, Tenant's Rent will be calculated as follows:

($.2819)(IDBR) + ($.0935) + (BC 1) + (BC 2)
--------------              --------------- = AMR
  (.0954)                   (169,840)(12)

(iv) For the one hundredth through one hundred twenty-third months following the Commencement Date, Tenant's Rent will be calculated as follows:

($.2835) (IDBR)              (BC 1) + (BC 2)
--------------- + ($.1315) + --------------- = AMR
     (.0954)                   (169,840)(12)

Definitions:

           "IDBR" is the interest rate payable per annum on the IDB adjusted to reflect a thirty (30)-year amortization constant.

           "BC 1" is the acquisition costs (i.e., attorneys' fees, trustee's fees, organization fees, etc) in obtaining the IDB amortized at the IDBR over ten (10) years.

           "BC 2" is the renewal cost of the IDB for one (1) year.

           "AMR" is the per square foot monthly Rent payable during the designated years.

Provided the IDB will result in lower Rent payments, Landlord shall use its best
                                      ----
efforts to obtain the IDB and shall diligently and promptly perform all requirements and deliver all documents reasonably required in connection therewith. Tenant will take all reasonable precautions to insure that Tenant does not cause the IDB to lose tax-exempt status and agrees to reasonably cooperate with Landlord in obtaining the IDB. If Tenant shall directly cause the IDB to lose tax-exempt status the Rent payable hereunder will be adjusted as provided in the IDB. Within thirty (30) days after Landlord obtains the IDB, Landlord and Tenant shall execute an amendment to this Lease setting forth the actual amount of the IDB (or a formula therefor in the event the IDBR is a "floating rate") and Tenant's Rent as revised pursuant to the formula set forth in this subparagraph 4(b).

           (c)  Warehouse Rent.  Anything herein this paragraph 4 to the
                --------------
contrary notwithstanding, from the Commencement Date until the date Landlord delivers possession of the entire Premises to Tenant pursuant to the subparagraph 2(f) of this Lease (the "Occupancy Date"), the Rent shall be an amount equal to the Rent as determined and payable according to this Lease divided by the total square footage of the Building, multiplied by the total square footage of the Warehouse (the "Warehouse Rent").

           (d)  Due and Payable.  Tenant's Rent shall be due and payable on
                ---------------
or before the first (1st) day of each and every month during the term of this Lease.

           (e) Pro Rata Rent. Rent for any month during the term of this Lease
               -------------
which is for less than one (1) month shall be a pro rata portion of the Rent due in that particular month. Rent shall be payable in lawful money of the United States to Landlord at the address stated in Paragraph 24 hereof or to such other persons or at such other places as Landlord may designate in writing.

     5.   Use.
          ---

          (a)  General.  The Premises shall be used and occupied for the purpose
               -------
of processing, manufacturing, storing and shipping all manner of commercial products and any other use not inconsistent with the provisions of this Lease or applicable zoning and governmental laws, orders, rules and regulations.

          (b)  Compliance with Law.  Tenant shall, at Tenant's sole cost and
               -------------------
expense, comply with all present and future laws, ordinances, orders, declarations of covenants and restrictions, rules, regulations and requirements of all federal, state and municipal governments, courts, departments, commissions, boards, and officers which may be applicable to Tenant's use of the Premises.

     6.   Permitted Exceptions; Landlord's Warranties and Representations; Quiet
          ----------------------------------------------------------------------
Enjoyment.
---------

          (a)  Permitted Exceptions.  Tenant hereby accepts the Premises subject
               --------------------
only to applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises and those matters set forth on Exhibit "G" attached hereto and by this reference incorporated herein (collectively, the "Permitted Exceptions").

          (b)  Landlord's Warranties and Representations.  Landlord hereby
               -----------------------------------------
warrants and represents to Tenant that:

                 (i) Landlord owns and is possessed of the entire fee simple interest in the Premises, subject only to the Permitted Exceptions;

                (ii) Landlord is legally and effectively authorized to enter into and perform all of Landlord's obligations under this Lease;

               (iii) The person executing this Lease on behalf of Landlord has been authorized to do so pursuant to a validly executed and binding partnership resolution executed by all partners required to do so according to Landlord's partnership agreement and such execution creates a binding obligation on behalf of Landlord;

                (iv) Landlord has not made, and shall not make, any commitments or representations to any applicable governmental authority, or to any adjoining or surrounding property owner, which would in any manner be binding upon Tenant or interfere with Tenant's use and enjoyment of or right or ability to conduct its business in the Premises, all in full accordance with the provisions of this Lease; and Landlord has no knowledge of any such commitments or representations made by any of Landlord's predecessors in title;

               (v) There are no threatened or pending claims, actions, causes of action, or annexation proceedings or other litigation or proceedings against or affecting any part of the Premises;

              (vi) There are no pending or proposed zoning or other land use ordinances, rules, regulations or other actions on the part of any governmental body, department or agency having jurisdiction which would adversely affect Tenant's proposed use of the Premises;

             (vii) Landlord has no notice of taking of any part of the Premises by a governmental or quasi-governmental agency acting under the power of eminent domain, or that any such taking is contemplated, and Landlord has not requested or supported any such taking;

            (viii) There are no parties in possession of any portion of the Premises as Tenant, Tenant at sufferance, or trespasser;

              (ix) The Premises have full and free access to and from public highways, streets, or roads;

               (x) Parcel 1 is contiguous with Parcel 2 and Parcel 2 is contiguous with Parcel 3; and

              (xi) The Premises are zoned and otherwise suitable for erecting and operating the Parcel 1 Improvements.

             (xii) The sewer and effluent systems (both on-site and off-site) servicing the Premises and disposing of effluent discharged from the Premises to waste-water or other off-site treatment plants have the capacity to service and dispose of at least 50,000 gallons of effluent discharged from the Premises per twenty-four (24)-hour period.

The foregoing warranties and representations shall survive the expiration or earlier termination of this Lease.

          (c)  Quiet Enjoyment. So long as Tenant is not in breach of its duty
               ---------------
to pay Rent, or in the performance of any of its other covenants and agreements hereunder, beyond the applicable grace periods, Tenant shall peaceably and quietly have, hold and enjoy the Premises, and all rights, covenants, appurtenances and privileges belonging or in any way appertaining thereto, from and after the date hereof and throughout the term of this Lease, without molestation or hindrance by Landlord or anyone claiming by, through or under Landlord. If at any time during the term hereof, the title of Landlord to the Premises shall fail or it shall be discovered that Landlord's title shall not enable it to grant the estate as hereby demised and Landlord shall fail to cure such defect within the time frames specified in Paragraph 22 hereof, Tenant, at its option, shall be entitled to:
(i) correct such defect and deduct the reasonable expenses thereof (including reasonable attorneys' fees) from the next ensuing payments of Rent due under this Lease, or (ii) terminate this Lease. Each of the foregoing alternatives shall be with full reservation of Tenant's right to damages (if any) and to equitable relief, including specific performance.

     7.   Maintenance and Repairs; Surrender; Trade Fixtures.
          --------------------------------------------------

          (a)  Tenant's Maintenance.  Subject to the provisions of subparagraph
               --------------------
7(b) hereinbelow, Tenant shall, as to the Warehouse throughout the term of this Lease, and from and after the Occupancy Date as to all Parcel 1 Improvements and the Premises, at Tenant's sole cost and expense, keep and maintain the Premises, including, without limitation, the roof, outside wall surfaces, subfloors and floor coverings of the Building and the Parcel 1 Improvements, any and all alterations and additions made by Tenant pursuant to the provisions hereof, all walks, driveways, parking and loading areas, lawns and landscaping, fences and signs located on the Premises, in all respects in good repair and maintained in a commercially reasonable manner and in a clean and safe condition.

          (b)  Landlord's Obligations.  The provisions of subparagraph 7(a)
               ----------------------
hereinabove to the contrary notwithstanding, Tenant shall not be required to make any repairs (i) necessitated because of Landlord's negligence, willful wrongful act or failure to perform its obligations under this Lease, or (ii) to be made pursuant to the provisions of Paragraph 11; it being the intention of the parties that such repairs shall be the obligation of Landlord.

          (c)  Surrender; Removal of Trade Fixtures.  Upon the expiration or
               ------------------------------------
earlier termination of this Lease, Tenant shall surrender the Premises to Landlord in the same condition as when received, ordinary wear and tear excepted; provided, however, Tenant shall be entitled to remove all or any portion of Tenant's trade fixtures, personal property, furnishings, Process Equipment and equipment (collectively, the "Trade Fixtures") from the Premises on or before the expiration or earlier termination of this Lease. In the event Tenant gives prior written notice thereof, Tenant shall have an additional sixty
(60) days following the expiration or earlier termination of this Lease to remove such Trade Fixtures as Tenant desires from the Premises, in which event Tenant shall be deemed to be subject to the hold-over provisions of subparagraph 32(g) hereof until the expiration of said sixty (60)-day period. It is understood and agreed by Landlord, however, that Tenant shall be under no obligation whatsoever to remove from the Premises any of Tenant's Trade Fixtures or any alterations or improvements made by Tenant to the Premises.

          (d)  Depreciation; Repair of Damage.  Unless and until such time as
               ------------------------------
any of the Trade Fixtures become the property of Landlord pursuant to subparagraph 7(c), the Trade Fixtures shall be the property of Tenant and Tenant shall be entitled to all depreciation allowance and other cost recovery with respect to the Trade Fixtures. Tenant shall repair any damage to the Premises occasioned by the removal of Tenant's Trade Fixtures, which repair shall include, without limitation, the patching and filling of holes and repair of structural damage.

          (e)   Insurance. If any repair or restoration that Tenant is required
                ---------
to make hereunder is the subject of any insurance maintained by or on behalf of Landlord, Landlord shall, as Tenant is completing such repair or restoration, remit to Tenant the net proceeds of insurance received therefor by Landlord and attributable to such repair or restoration.

          (f)   Right of Entry.  If Tenant fails to perform Tenant's obligations
                --------------
under this Paragraph 7, Landlord may, at its option, enter upon the Premises after thirty (30) days prior written notice to Tenant, and put the same in good order, condition and repair. Tenant shall pay to Landlord any amounts expended by Landlord in the performance of Tenant's obligations pursuant to this subparagraph (f) within fifteen (15) days after receipt of Landlord's invoice therefor. Nothing herein shall imply any duty upon the part of Landlord to do any such work and the performance thereof by Landlord shall not constitute a waiver of Tenant's default in failing to perform the same.

     8.   Alterations and Additions.  Tenant shall be entitled to make such non-
          -------------------------
structural alterations, improvements and additions to the Premises as Tenant desires. Tenant shall not, however, make any structural alterations, improvements or additions to the Premises without first obtaining Landlord's written consent thereto, which consent shall not be unreasonably withheld.

     9.   Insurance.
          ---------

          (a)  General Liability.  Tenant, at its sole cost and expense, but for
               ------------------
the mutual benefit of Landlord and Tenant as named insureds, shall maintain com-prehensive general liability insurance on an "occurrence basis" against claims for personal injury, including without limitation, bodily injury, death or property damage, occurring upon, in or about the Premises. Such insurance shall afford immediate minimum protection at the time of the earlier to occur of (i) Tenant's early entry of the Premises pursuant to the provisions of Paragraph 2 hereof, or (ii) the Lease Commencement Date, and at all times thereafter until the expiration or earlier termination of this Lease, to a limit of not less than One Million Dollars ($1,000,000.00) combined single-limit with respect to personal injury or death to any one or more persons or to damage to property. Such insurance shall also provide coverage against liability for bodily injury or property damage arising out of the use on the Premises, by or on behalf of Tenant, of automotive equipment.

          (b)   Extended Coverage.  Tenant, at its sole cost and expense, but
                ------------------
for the mutual benefit of Landlord and Tenant as named insureds, shall maintain insurance on the Parcel 1 Improvements, effective as of the Lease Commencement Date and thereafter throughout the term of this Lease, insuring the Parcel 1 Improvements against loss or damage by fire and such other risks as are covered by endorsements commonly known as "broad form extended coverage" or "all-risk" to the full extent of the replacement value of the Parcel 1 Improvements (exclusive of the cost of excavations, foundations, and footings below the lowest floor of the Buildings) and any improvements constructed or installed on the Premises. Such full replacement value shall be determined at Landlord's expense from time to time (but no less frequently than once every twenty-four
(24) calendar months) by (i) the engineering or other appropriate department of the insurance company issuing the policy, or (ii) application of appropriate construction cost indexes acceptable to Landlord and Tenant. Tenant shall also, at its sole cost and expense, keep the Premises insured, in such amounts as are reasonably approved by Landlord, against fire sprinkler damage.

          (e)  Landlord's Insurance.  Landlord, at its sole cost and expense
               --------------------
(except as hereinafter modified), but for the mutual benefit of Landlord and Tenant as named insureds, shall maintain "Course of Construction" insurance on the Parcel 1 Improvements, effective as of the date construction of the Parcel 1 Improvements is commenced and continuing until the Occupancy Date, insuring the Premises, the Parcel 1 Improvements and the Process Equipment against loss or damage by fire and such other risks as are covered by endorsements commonly known as "broad from extended coverage" or "all-risk" to the full extent of the replacement value thereof. Such full replacement value shall be determined at Landlord's expense from time to time (but no less frequently than once every three (3) calender months) by (i) the engineering department or other appropriate department of the insurance company issuing the policy, or (ii) application of appropriate construction costs indexes acceptable to Landlord and Tenant. Such insurance shall remain in full force and effect and shall also insure any loss occurring during the period of time Tenant enters the Premises for purposes of installing and testing the Process Equipment; provided, however, that within fifteen (15) days following Tenant's entry for such purposes, Tenant shall pay to Landlord an amount equal to the additional premium, if any, payable by Landlord as a result of Tenant's early on to the Premises.

          (d)  Form.  All insurance provided by the parties hereunder shall be
               ----
effected under valid and enforceable policies in form mutually satisfactory to the parties, issued by insurers of recognized responsibility which are licensed to do business under the laws of the United States and the state wherein the Premises are located and well rated by national rating organizations.

          (e)  Evidence.  Tenant, on or before the earlier to occur of Tenant's
               --------
early entry of the Premises pursuant to the provisions of Paragraph 2, or the Commencement Date, and Landlord, concurrently with the execution hereof, shall each deliver to the other duplicates or certificates of the policies to be obtained by Landlord and Tenant hereunder, bearing notations evidencing the prepayment of premiums or accompanied by other evidence of such prepayment.

          (f)  Waiver of Subrogation.  Landlord and Tenant hereby waive any and
               ---------------------
all rights of recovery against the other or against the officers, employees, agents and representatives of the other, on account of loss or damage occasioned to such waiving party or its property or the property of others under its control to the extent that such loss or damage is insured against under any insurance policies which either party may have in force at the time of such loss or damage. Landlord agrees to use its best efforts to obtain a waiver from any insurance carrier with which Landlord carries insurance required by this Paragraph 9 releasing such insurance carrier's subrogation rights as against Tenant. Tenant agrees to use his best efforts to obtain a waiver from any insurance carrier with which Tenant carries insurance required by this Paragraph 9 releasing such insurance carrier's subrogation rights against Landlord. Each party hereto agrees to give each insurance company written notice of the terms of said waivers, and to have said insurance policies properly endorsed, if necessary, to prevent invalidation of said insurance coverages by reason of said waivers.

          (g)  Proceeds.  Landlord and Tenant shall cooperate fully with each
               --------
other in obtaining recovery of any insurance proceeds and shall execute any and all consents and other instruments and take any and all other actions necessary or desirable in order to effectuate the same and to cause such proceeds to be paid as hereinabove provided. Neither Landlord nor Tenant shall carry any insurance concurrent in coverage and contributing in the event of loss with any other insurance required to be furnished by the parties hereunder if the effect of such separate insurance would be to reduce the protection or the payment to be made pursuant to any insurance as herein provided.

           (h)   Compliance. Landlord and Tenant shall comply with all
                 ----------
conditions and requirements of the foregoing insurance policies to the extent such conditions and requirements relate to their respective duties under this Lease.

           (i)   Tenant's Contents. Tenant shall assume the risk of damage to
                 -----------------
any Trade Fixtures which remain the property of Tenant or as to which Tenant retains the right of removal from the Premises, and Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom relative to such damage, unless such damage (i) occurs to the Process Equipment prior to the Lease Commencement Date and Landlord is responsible for installing the Process Equipment pursuant to the provisions of subparagraph 2(d) hereof, or (ii) is caused by Landlord's negligence or willful wrongful act. Tenant shall maintain insurance coverage with respect to such items during the term of this Lease against fire, extended coverage, and vandalism and malicious mischief perils in an amount not less than ninety percent (90%) of the full replacement cost thereof.

           (j)   Worker's Compensation.
                 ---------------------

                  (i)  Tenant. Tenant shall, at its sole cost and expense, keep
                       ------
                       and maintain in full force and effect during the term of this Lease, a policy or policies of worker's compensation insurance covering all Tenant's employees working on the Premises, and shall furnish Landlord with certificates thereof.

                  (ii) Landlord. Landlord shall, at its sole cost and expense,
                       --------
                       keep and maintain in full force and effect, commencing as of the date hereof and continuing throughout the term of this Lease, a policy or policies of worker's compensation insurance covering any and all of Landlord's employees working on or about the Premises, and shall furnish Tenant with certificates thereof.


           (k)   Blanket-Policy.  Tenant may satisfy its insurance obligations
                 --------------
hereunder by including them in Tenant's "Blanket-Policy" of insurance.

           (l)   Rent Abatement Insurance. Either party hereto shall have the
                 ------------------------
right, but not the obligation, to obtain rent abatement or rent-interruption insurance at its sole cost and expense.

     10.   Indemnification.
           ---------------

           (a)   Tenant.  Tenant agrees to indemnify and save harmless the
                 ------
Landlord from and against all liability, damages, penalities, judgments and claims of whatever nature arising from injury or damage to person or property sustained by anyone in or on the Premises and proximately caused by the negligence of

Tenant or Tenant's employees, agents, licensees, invitees and contractors while acting within the scope of their employment. Tenant shall, at its sole cost and expense, defend any and all suits or actions (just or unjust) which may be brought against Landlord, or in which Landlord may be impleaded, based upon any such matter or claim. This indemnity and hold harmless agreement shall include indemnity against all costs, expenses (including reasonable attorneys' fees) and liabilities incurred, in, or in connection with, any such claim or proceeding brought thereon and the defense thereof. Notwithstanding the foregoing, the liability of Tenant to indemnity Landlord, as hereinabove set forth, shall not extend to any matter or claim (i) against which Landlord shall be effectively protected by insurance, provided, however, that if the amount involved shall exceed the amount of the effective and collectible insurance in question, the said liability of Tenant shall apply to such excess, or (ii) arising out of any negligence or intentional misconduct on the part of Landlord, or Landlord's agents, contractors or employees while acting within the scope of their employment, or any breach of Landlord's duties under this lease.

          (b)  Landlord.  Landlord agrees to indemnify and save harmless Tenant
               --------
for, from and against all liability, damages, penalties, judgments and claims of whatever nature arising from injury or damage to person or property sustained by anyone (i) in or on the Premises and proximately caused by the negligence of Landlord or Landlord's employees, agents, licensees, invitees or contractors while acting within the scope of their employment, or (ii) in connection with any rebuilding, restoration, maintenance, repair or construction performed on the Premises at Landlord's direction. Landlord shall, at its sole cost and expense, defend any and all suits or actions (just or unjust) which may be brought against Tenant, or in which Tenant may be impleaded, based upon any such matter or claim. This indemnity and hold harmless agreement shall include indemnity against all costs, expenses (including reasonable attorneys' fees) and liabilities incurred in, or in connection with, any such claim or proceeding brought thereon and the defense thereof. Notwithstanding the foregoing, the liability of Landlord to indemnify Tenant, as hereinabove set forth, shall not extend to any matter or claim (i) against which Tenant shall be effectively protected by insurance, provided, however, that if the amount involved shall exceed the amount of the effective and collectible insurance in question, the said liability of Landlord shall apply to such excess, or (ii) arising out of any negligence or intentional misconduct on the part of Tenant, or Tenant's agents, contractors or employees while acting within the scope of their employment, or any breach of Tenant's duties under this Lease.

     11.  Damage or Destruction.
          ---------------------

          (a)  Landlord's Repair.  If the Premises or Parcel 1 Improvements or
               -----------------
any other improvements to the Real Property constructed pursuant to this Lease are damaged or destroyed by fire or other casualty during the term of this Lease, Landlord shall, except as hereinafter provided, diligently repair and restore them to the condition in which they existed immediately prior to such damage or destruction.

          (b)  Abatement.  Rent due and payable hereunder shall be abated
               ---------
proportionately during any period in which, by reason of such damage or destruction, Tenant reasonably determines that there is substantial interference with Tenant's use or possession of the Premises; provided, however, that Rent shall not abate in the event such damage or destruction was caused by the negligent or willful wrongful act of Tenant or Agents acting solely on behalf of Tenant in the discharge of Tenant's duties under this Lease. Such abatement shall continue for the period commencing with such damage or destruction and ending with completion by Landlord of the repair or restoration which Landlord is obligated or undertakes to do.

         (c)  Time for Completion. In the event such restoration and repair
              -------------------
shall not be completed within six (6) months following such damage or destruction, then Tenant shall have the right, by written notice to the Landlord mailed within sixty (60) days after the expiration of such six (6)-month period, to cancel and terminate this Lease as of the date of such notice.

         (d)  Major Damage. Notwithstanding the provisions of subparagraphs (a)
              ------------
and (c) hereinabove, in the event the Premises or the Parcel 1 Improvements shall be damaged or destroyed by fire or other casualty and such destruction or damage shall amount to (i) thirty-three and one-third percent (33-1/3%) or more of the Premises, the Parcel 1 Improvements or the insurable value of the Premises or the Parcel 1 Improvements (exclusive of the land and foundations) and such damage or destruction cannot be repaired within forty-five (45) days after the occurrence thereof, this Lease may be terminated at the election of Tenant, provided that notice in writing of such election shall be sent by Tenant to Landlord within thirty (30) days after the occurrence of such destruction or damage, or (ii) fifty percent (50%) or more of the Premises, the Parcel 1 Improvements or the insurable value of the Premise or the Parcel 1 Improvements (exclusive of the land and foundations) and such damage or destruction cannot be repaired within sixty (60) days after the occurrence thereof, this Lease may be terminated at the election of Landlord, provided that notice in writing of such election shall be sent by Landlord to Tenant within thirty (30) days after the occurrence of such destruction or damage. Upon any termination of this Lease as aforesaid, this Lease and the term hereof shall cease and come to an end, any unearned Rent or other charges paid in advance shall be refunded to Tenant, and the parties hereto shall have no further rights or liabilities under this Lease, except with respect to any defaults which have theretofore occurred. If such destruction or damage to the Premises or the Parcel 1 Improvements is such that neither Landlord nor Tenant shall have the right to terminate the Lease under the provisions of this Paragraph 11, or if, having such right, neither Landlord nor Tenant shall elect to terminate this Lease within the time periods provided, then and in either such event, Landlord shall immediately and diligently repair and restore, or continue to repair or restore, as the case may be, the Premises or the Parcel 1 Improvements pursuant to the provisions of this Paragraph 11.

         (c)  Escrow of Proceeds.  Unless and until either Landlord or Tenant
              ------------------
exercises any of its rights to terminate this Lease as herein provided, Tenant shall be entitled to require, and Landlord shall execute any and all documents to effect such requirement, that insurance proceeds in excess of Twenty-Five Thousand and No/100 Dollars ($25,000.00) from the insurance policies enumerated in Paragraph 9 be deposited in escrow with a banking institution of Tenant's choosing to be held and paid out by such depository as restoration and repair progresses in accordance with a payment schedule mutually agreeable to Landlord and Tenant; provided, however, if Landlord and Tenant cannot agree on an appropriate payment schedule, the payment schedule shall be determined pursuant to the arbitration provisions of Paragraph 29. The fees of such depository shall be borne equally by Landlord and Tenant.

               (f) Damage Near End of Term. If, during the last twenty-four (24)
                   -----------------------
months of the term or any extended term of this Lease, the Parcel 1 Improvements are destroyed or damaged to the extent described in subparagraph 11(d)(i) Landlord may, at Landlord's option, cancel and terminate this Lease as of the date of occurrence of such damage or destruction by giving written notice to Tenant of Landlord's election to do so within thirty (30) days after the date of occurrence of such damage; provided, however, that if such damage or destruction occurs during any term of this Lease that is subject to any of Tenant's options to extend set forth in Paragraph 18, Landlord shall not be entitled to cancel and terminate this Lease if Tenant notifies Landlord in writing within thirty
(30) days after Tenant's receipt of Landlord's notice of intent to cancel that Tenant desires to exercise such option to extend, in which event Tenant shall be deemed to have exercised such option and the provisions of subparagraphs 11(a) through (e) shall apply with respect to such damage or destruction.

       12.     Property Taxes.
               --------------
               (a) Payment. Except as otherwise provided to the contrary herein,
                   -------
Tenant shall pay to Landlord all Property Taxes (as defined below) applicable to the Premises during the term of this Lease. Landlord shall deliver to Tenant all tax or assessment statements, invoices, notices of valuation and any other notices from the appropriate taxing or assessing authorities relating to the Premises within fifteen (15) days after Landlord's receipt thereof and at least thirty (30) days prior to the delinquent date of the particular tax or assessment. Provided Tenant timely receives the invoices therefor, Tenant shall pay the amount required to Landlord not less that fifteen (15) days prior to the delinquency date of such payment, except that the amount of any commercial rental tax shall be paid by Tenant to Landlord simultaneously with the rental payment to which such tax is attributable. Within a reasonable time following Tenant's written request therefor, Landlord shall furnish Tenant with evidence satisfactory to Tenant that the Property Taxes have been paid. If any Property Taxes due with respect to the Premises shall cover any period of time prior to or after the expiration or earlier termination of this Lease, Tenant's share of such Property Taxes shall be equitably prorated to cover only the period of time within the tax fiscal year during which this Lease shall be in effect. If Landlord shall fail to pay any Property Taxes, Tenant shall have the right, but not the obligation, to pay the same, in which case Tenant may deduct such amount from the next Rent installment.

               (b) Definition. As used herein, the term "Property Taxes" shall
                   ----------
include any form of general or special assessment, license, fee, commercial rental tax, levy, penalty,or tax (other than inheritance, estate taxes, or tax computed on Landlord's income), imposed by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement district, or any part or parts thereof, or against any legal or equitable interest of Landlord in the Premises or any part thereof or against Landlord's right to Rent or other income therefrom (but exclusive of taxes levied on or computed by reference to Landlord's income as a whole), it being the intention of the parties hereto that the Rent to be paid hereunder, except as otherwise provided to the contrary herein, shall be paid to Landlord absolutely net, without deduction of any nature whatsoever, foreseeable or unforeseeable.

        (c)  Separate Assessment.  If the Premises are not separately assessed,
             -------------------
Tenant'a liability shall be an equitable portion of the Property Taxes for all of the land and improvements included within the tax parcel assessed, such portion to be mutually determined by Landlord and Tenant from the respective valuations assigned in the assessor's work sheet or such other information as may be reasonably available.

        (d)  Personal Property. Tenant shall directly pay to the taxing or
             -----------------
assessing authority prior to delinquency all taxes assessed against and levied upon the Trade Fixtures and all other personal property of Tenant's to be assessed and billed separately from the Premises.

        (e)  Declaration. To the extent permitted by law and the appropriate
             -----------
taxing or assessing authority, Tenant alone shall have the duty of attending to, making or filing any declaration, statement, or report which may be provided or required by law as the basis of or in connection with the determination, equalization, reduction or payment of any Property Taxes which are to be borne or paid or which may become payable by Tenant under the provisions of this Paragraph and Landlord shall provide Tenant with any and all information, documents, reports and data necessary for Tenant to prepare and file any such declaration, statement or report.

        (f)  Contest.  Tenant, at Tenant's sole cost and expense, may contest
             -------
the validity or amount of any Property Taxes, in which event Tenant may, to the extent permitted by law, defer the payment thereof for such period as such contest shall be actively prosecuted and shall be pending undetermined. Landlord shall not have the right to initiate and/or pursue any such contest without the prior written consent of Tenant. Landlord will cooperate with Tenant in each and every such contest and real estate tax assessment protest, and Landlord will, upon Tenant's written request and at Tenant's expense, join in the same and sign any and all necessary documents in connection therewith. Any and all refunds received as a result of any such contest or protest shall be applied first towards the payment of all costs and expenses (including reasonable attorney's fees) incurred in connection with such contest or protest and then towards reimbursing Tenant for the excess Property Taxes paid by Tenant. However, no provision of this Lease shall be construed to require Landlord to allow any such items to be contested to remain unpaid for such length of time as shall permit the Premises, or the lien thereon created by such item to be contested, to be foreclosed or sold by the federal, county or municipal taxing or assessing authority for the nonpayment thereof or for such length of time as shall constitute a default under any bona fide mortgage encumbering the Premises; provided, however, at Tenant's written request, Landlord shall give whatever notices, post whatever bonds, and perform such other acts as may be required under said mortgages in order to pursue such contests or protests, all of which acts shall be done at Tenant's cost and expense. Furthermore, if required by law, Tenant shall pay Property Taxes due hereunder even if Tenant's protest or contest with respect to earlier assessments is then still pending.

       (g)  Lump-Sum Assessments. Tenant shall have the right to request that
            --------------------
any lump-sum special assessment levied by any government authority against the Premises before or during the term of this Lease be payable in annual installments, in which event Landlord shall cooperate with Tenant and sign documents as may be necessary in connection therewith.

     13.  Eminent Domain.
          --------------

          (a)  Total Taking. If during the term of this Lease the whole of the
               ------------
Premises shall be taken or a perpetual easement shall be declared thereon under the power of eminent domain (or a purchase in lieu thereof) by any public or private authority having appropriate jurisdiction, then (i) this Lease and the term hereof shall automatically cease and terminate as of the date of such taking and Tenant shall have the right, at is sole election, to continue to occupy the Premises subject to the provisions of this Lease for all or such part, as Tenant may determine, of the period between the date of such taking and the date when possession of the Premises shall actually be taken and possessed by the taking authority; and (ii) any unearned Rent and other amounts paid in advance shall be refunded to Tenant. If Tenant elects to continue its occupancy as aforesaid, Tenant shall procure from the applicable governmental authority all necessary consents and authorizations to continue to occupy the Premises from and after the date of such taking.

          (b)  Partial Taking. If at any time during the term of this Lease, any
               --------------
public or private authority with appropriate jurisdiction shall, under the power of eminent domain, declare a perpetual easement on or make a taking (including a purchase in lieu thereof) of less than the whole of the Premises, but such taking (i) results in the reduction of the ground floor area of the Building by more than ten percent (10%); (ii) results in the reduction of the area of the Premises exclusive of the Building by more than ten percent (10%); or (iii) results in such a nuisance or interference with pedestrian or vehicular ingress or egress to or from the Premises or with parking that, in the reasonable opinion of Tenant, the Premises are no longer reasonably suitable for the conduct of Tenant's business; then and in any such event, Tenant may terminate this Lease by giving Landlord written notice of termination prior to the taking of possession of the Premises by the governmental authority. In the event of termination by Tenant under the provisions of this subparagraph (b), (i) this Lease and the term hereof shall cease and terminate as of the last day of the calendar month in which such notice of termination is given, with the right of Tenant, at its election, to continue to occupy the Premises subject to the provisions of this Lease for all or such part, as Tenant may determine, of the period between said last day and the date when possession of the Premises shall actually be taken by the taking authority; and (ii) any unearned Rent and other amounts paid in advance, shall be refunded to Tenant.

          (c) Restoration. In the event that Tenant, having such right, shall
              -----------
not elect to terminate this Lease pursuant to subparagraph (b) hereof, or any public or private authority shall, under the power of eminent domain, declare a perpetual easement on or make a taking of the Premises (including a purchase in lieu thereof) which does not entitle Tenant to terminate this Lease under subparagraphs 13(a) or (b): (i) this Lease and the term hereof shall continue in full force and effect, (ii) Landlord shall, at its expense, forthwith restore what may remain of the improvements or the rest of the Premises, as the case may be, to the same condition they were in prior to such taking or damage, (iii) a just proportion of the Rent and the other amounts payable by Tenant under this Lease, according to the nature and extent of the injury to the Premises and Tenant's use and possession thereof, shall be suspended or abated until what may remain of the Premises shall be restored as aforesaid, and (iv) thereafter a just proportion of the Rent and such other amounts according to the nature and extent of the taking and resulting injury to the Premises and Tenant's use and possession thereof, shall be permanently abated for the balance of the term of this Lease.

        (d) Awards. Landlord and Tenant shall be entitle to separately
            ------
claim, prove and receive in any eminent domain preceding (or purchase in lieu thereof), whether affecting the whole or any part of the Premises, such awards and damages as each may respectively legally be entitled to claim based upon its respective interest or estate; provided, however, in the event the tribunal hearing such eminent domain proceeding does not separately value and allocate any awards between Landlord's fee interest in the Premises and Tenant's leasehold interest in the Premises including the value of the unexpired portion of the term hereof, together with any options to renew or rights of first refusal to which Tenant would otherwise be entitled under the terms of this Lease. Any dispute as to allocation of the award between Landlord and Tenant shall be resolved as provided in Paragraph 29 of this Lease. Tenant shall also be entitled to separately claim, prove and receive in any such eminent domain proceding (or purchase in lieu thereof) such awards as may be allowed for Tenant's personal property, Trade Fixtures, loss of business, loss of "goodwill", moving expenses and depreciation or injury to and cost of removal of stock in trade, and in no event shall Landlord be entitled to any portion whatsoever of any such awards.

        (e) Unsafe Premises. In the event the Premises are condemned as unsafe
            ---------------
at any time during the term of this Lease as a result of Landlord's negligence in constructing the improvements, and as a consequence thereof, Tenant shall be unable to occupy the same to operate its business therein, Landlord shall promptly cause the same to be put in safe condition and the condemnation removed. Rent and all other charges payable hereunder shall abate during the period that Tenant is unable to use the Premises for the conduct of its business, and Landlord shall be responsible for Tenant's damage suffered on account of such condemnation. It is expressly understood, however, that there shall be no cessation or abatement of Rent or other charges as herein provided if such condemnation has been occasioned by the negligence or fault of Tenant, its agents or employees.

   14. Utilities. Tenant shall directly contract for and directly pay for all
       ---------
water, gas, heat, light, power, telephone, garbage collection and other utilities and service supplied to the Premises.

   15.  Assignment and Subletting.
        -------------------------

        (a) No Consent Required. Provided Tenant notifies Landlord in writing of
            -------------------
such, Tenant shall have the right, at any time and from time to time during the term of this Lease, to encumber, mortgage or pledge its interest in this Lease and the Premises, to assign this Lease, in whole or in part, and to sublet (and to grant occupancy rights and licenses of any kind with respect to) the whole or any part of the Premises or of the term of this Lease, all without the consent of Landlord. In the event Tenant assigns this Lease, Tenant shall remain liable hereunder as a guarantor or surety; however, if the assignee has a net worth at least equal to that of Tenant as of the date of assignment and has demonstrated commercially reasonable ability to meet all of Tenant's obligations hereunder, Tenant shall be released from all further liability under this Lease, provided such assignee assumes in writing all of Tenant's obligations hereunder. The term "Tenant" as used in this Lease shall be deemed to mean the then holder of the leasehold estate created hereby.

            (b) Notices. Simultaneously with the giving of any notice under this
                -------
Lease to Tenant, Landlord shall send a copy of such notice to all leasehold mortgagees, assignees and subtenants permitted hereunder. Any of such mortgagees, assignees and/or subtenants shall have the same rights as Tenant to cure any defaults under this Lease as may be specified in any such notices, and Landlord shall accept performance by any of such mortgagees, assignees or subtenants as if such performance were rendered by Tenant. However, Landlord shall not be obligated to send notices to a particular mortgagee, assignee or subtenant unless Tenant shall have notified Landlord in writing of the name and address of such mortgagee, assignee or subtenant and Tenant shall have directed Landlord, in writing, to send a copy of all notices to such mortgagee, assignee or subtenant.

        16. Conveyance by Landlord. Whenever Landlord conveys its interest in
            ----------------------
the Premises or assigns its interest in this Lease (other than an assignment for security purposes), provided Landlord first provides Tenant with the assumption agreement described in the following sentence, Landlord shall automatically be released from the further performance of covenants on the part of Landlord herein contained, and from any and all further liability, obligations, costs and expenses, demands, causes of action, claims or judgments arising from or growing out of or connected with this Lease after the effective date of said release and Tenant shall thereafter attorn to the assignee of Landlord's interest in this Lease. The effective date of said release shall be the date Tenant receives an executed original of a legally enforceable assignment and assumption agreement, signed by the assignee of Landlord's interest in this Lease, and pursuant to which (a) Tenant is expressly made a third-party beneficiary thereof, and (b) the assignee expressly agrees to assume and undertake all of Landlord's obligations, duties, responsibilities and liabilities with respect to this Lease, including without limitation, if applicable, Landlord's obligations to construct the Improvements.

        17. Access to Premises. Landlord shall have the right to enter upon the
            ------------------
Premises at all reasonable times for purposes of inspecting the Premises to insure that Tenant is complying with its obligations hereunder, performing Landlord's duties hereunder and, during the last nine (9) months of the then current term of this Lease, showing the Premises to prospective tenants or purchasers; subject however, to the following conditions:

            (a) Prior Notice. Landlord shall give Tenant prior notice (and
                ------------
with respect to any entry for purposes of showing Premises to prospective Tenants or Purchasers, three (3) days' prior notice) of Landlord's intent to enter the Premises, specifying the purpose of such entry;

            (b) Accompanied by Tenant. Landlord shall not enter and remain
                ---------------------
on the Premises unless accompanied by Tenant or Tenant's designated agent therefor; and

            (c) Secure Areas. Landlord shall not show to third parties or
                ------------
prospective tenants or purchasers those portions of the Premises designated by Tenant as "secure areas" and shall take all reasonable precautions to insure that such third parties or prospective tenants or purchasers do not view or have access to such secure areas.

18.  Options to Extend.
     -----------------

     (a)  Grant of Options; Rent.  If Tenant shall not then be in default under
          ----------------------
this Lease, Landlord hereby grants to Tenant the right and option to extend the term of this Lease for two (2) successive periods of ten (10) years each on the same terms and conditions as contained herein; provided, however, that the Rent applicable during such option periods shall be adjusted as follows:

                        (i)  Rent during the first option period:

                             (A) For the one hundred twenty fourth through one hundred fifty ninth months following the Commencement Date, Tenant's Rent shall be an amount equal to SEVENTY-ONE THOUSAND SIX HUNDRED SEVENTY-TWO and 48/100 DOLLARS ($71,672.48) per month, which amount has been calculated based on $.422 per square foot of the Building per month;

                             (B) For the one hundred sixtieth through one hundred eighty-third months following the Commencement Date, Tenant's Rent shall be an amount equal to SEVENTY-SEVEN THOUSAND FOUR HUNDRED FORTY-SEVEN and 04/100 DOLLARS ($77,447.04) per month, which amount has been calculated based on $.456 per square foot of the Building per month;

                             (C) For the one hundred eighty-fourth through two hundred nineteenth months following the Commencement Date, Tenant's Rent shall be EIGHTY-ONE THOUSAND SIX HUNDRED NINETY-THREE and 04/100 DOLLARS ($81,693.04) per month, which amount has been calculated based on $.481 per square foot of the Building per month; and

                             (D) For the two hundred twentieth through two hundred forty-third months following the Commencement Date, Tenant's Rent shall be EIGHTY-EIGHT THOUSAND ONE HUNDRED FORTY-SIX and 96/100 DOLLARS ($88,146.96) per month, which amount has been calculated based on $.519 per square foot of the Building per month.

                             (ii) Rent during the second option period:

                                  (A) For the two hundred forty-fourth through two hundred seventy-ninth months following the Commencement Date. Tenant's Rent shall be an amount equal to NINETY-THREE THOUSAND FOUR HUNDRED TWELVE and 00/100 DOLLARS ($93,412.00) per month, which amount has been calculated based on $.550 per square foot of the Building per month;

                   (B) For the two hundred eightieth through three hundred three months following the Commencement Date, Tenant's Rent shall be an amount equal to ONE HUNDRED TWO THOUSAND SEVENTY THREE and 84/100 DOLLARS ($102,073.84) per month, which amount has been calculated based on $.601 per square foot of the Building per month;

                   (C) For the three hundred three through three hundred thirty-ninth months following the Commencement Date, Tenant's Rent shall be ONE HUNDRED EIGHT THOUSAND EIGHTEEN and 24/100 DOLLARS ($108,018.24) per month, which amount has been calculated based on $.636 per square foot of the Building per month; and

                   (D) For the three hundred fortieth through three hundred sixtieth third months following the Commencement Date, Tenant's Rent shall be ONE HUNDRED EIGHTEEN THOUSAND THIRTY EIGHT and 80/100 DOLLARS ($118,038.80) per month, which amount has been calculated based on $.695 per square foot of the Building per month.

            (iii) The foregoing to the contrary notwithstanding, in the event that during the original term of this Lease, Tenant's Rent is calculated pursuant to the formula set forth in subparagraph 4(b) hereof, Tenant's Rent during the above-referenced option periods shall be calculated utilizing such formula, with such modifications as are necessary to (A) provide for proportionately similar incremental margin increases during each of the time periods specified above (i.e., the second component of such formula), and (B) delete "B 1" from the formula.

       (b)  Exercise.  Between the twelfth (12th) and seventh (7th) months prior
            --------
to the expiration of the initial term or first extension of this Lease, Landlord shall give Tenant written notice reminding Tenant that Tenant must exercise its next option to extend at least six (6) months prior to the expiration of such current term (the "Reminder Notice"). Tenant shall exercise each option to extend by giving Landlord written notice thereof at least six (6) months prior to the expiration of the then current term; provided, however, that if Landlord fails to timely give the Reminder Notice to Tenant, and if Tenant fails to timely give Landlord written notice exercising the option to extend, then Landlord shall give Tenant written notice that such option to extend has not be exercised, and Tenant then shall have an additional thirty (30) days after receiving Landlord's notice during which to exercise such option to extend by giving Landlord written notice thereof within said additional thirty (30)-day period.

        (c)     Amendments. Within thirty (30) days following each instance that
                -----------
Tenant exercises any of the options to extend granted hereinabove, the parties hereto shall execute and deliver an amendment to this Lease memorializing such exercise by Tenant.

  19.   Parcel 2.
        --------

        (a)     Inclusion of Parcel 2 in Lease. Landlord and Tenant acknowledge
                ------------------------------
and agree that Parcel 2 is included in this Lease and the Premises upon and subject to the following terms and conditions:

                (i) Unless Tenant has previously notified Landlord that Tenant desires that Landlord construct the Parcel 2 Improvements (as defined below) pursuant to the provisions of subparagraph (b) hereinbelow and subject to the provisions of (ii) hereinbelow, this Lease shall terminate with respect to Parcel 2 on the fifth anniversary of the Commencement Date.

                (ii) The foregoing to the contrary notwithstanding, this Lease, and all of the terms and provisions hereof, shall continue in full force and effect with respect to Parcel 2 for so long a period of time as Tenant pays to Landlord the Parcel 2 Monthly Carrying Charge (as hereinafter defined). For purposes of this Paragraph 19, the "Parcel 2 Monthly Carrying Charge" shall be payable in advance commencing on the fifth anniversary of the Commencement Date and on the same day of each and every month thereafter during the term of the Lease (subject, however, to the provisions of subparagraph (c) hereinbelow) and shall mean the actual out-of-pocket monthly "carrying costs" directly attributable to Parcel 2, determined as follows:

                     (A) At least sixty (60) days prior to the fifth anniversary of the Commencement Date, Landlord and Tenant shall, in good faith and using reasonable diligence, determine the fair market value of Parcel 2 (the "Parcel 2 Fair Market Value"). In determining the Parcel 2 Fair Market Value, Landlord and Tenant shall take into consideration all relevant factors, including, without limitation, the then existing value of like-land located within the metropolitan area of Phoenix, Arizona, similar in size, quality and location to Parcel 2. If Landlord and Tenant cannot agree on the Parcel 2 Fair Market Value on or before thirty (30) days prior to the fifth anniversary of the Commencement Date, the

               Parcel 2 Fair Market Value shall be determined pursuant to the arbitration provisions of Paragraph 29 hereof; provided, however, that each of the arbitrators to be appointed shall be persons knowledgeable and qualified in the appraisal of real estate in Maricopa County, Arizona.

               (B) The Parcel 2 Monthly Carrying Charge shall be calculated pursuant to the following formula:

               (Parcel 2 Fair Market Value)(PR)
               -------------------------------- = (Parcel 2 Monthly
                                                  Carrying Charge)

          For the purposes of this subparagraph 19(a)(ii)(B), "PR" shall mean the prime lending rate of The Valley National Bank of Arizona for its most credit-worthy commercial customers, plus one and one-half (1-1/2) percentage points. The PR shall be determined as of the fifteenth
          (15th) day of each month the Parcel 2 Monthly Carrying Charge shall be in effect and shall apply to the next succeeding month's Parcel 2 Monthly Carrying Charge. This Lease will terminate with respect to Parcel 2 at such time as Tenant fails to pay the Parcel 2 Monthly Carrying Charge, unless such failure is due to the fact that the Parcel 2 Improvements have been Substantially Completed pursuant to subparagraph (b) hereinbelow.

     (b)  Construction of Parcel 2 Improvements.  Until such time as this Lease
          -------------------------------------
is terminated with respect to Parcel 2, Tenant shall have the right to require that certain improvements be constructed on Parcel 2, upon and subject to the following terms and conditions:

          (i) Upon receipt of Tenant's written demand therefor, Landlord shall commence construction of certain improvements on Parcel 2 (the
          "Parcel 2 Improvements") pursuant to preliminary and final plans and specifications (the "Parcel 2 Plans") prepared by Tenant, or at Tenant's direction, and approved by Landlord; which approval shall not be withheld if the Parcel 2 Improvements are reasonably similar in form, scope and function (but not size) to the Parcel 1 Improvements.

          (ii) Upon Landlord's approval of the Parcel 2 Plans, Landlord shall diligently proceed to construct the Parcel 2 Improvements in a good and workmanlike manner, pursuant to the provisions of Paragraph 2 hereof; provided, however, that with respect to Landlord's construction of the Parcel 2 Improvements, said Paragraph 2 shall be deemed modified as follows:

                      (A) Where inconsistent with the provisions of Paragraph 2, the provisions of this Paragraph 19 shall prevail;

                      (B) Key Dates and Benchmark Dates shall be established by the parties to reflect then applicable dates;

                      (C) The term "Commencement Date" shall refer to the date the Parcel 2 Improvements are Substantially Completed and Parcel 2 Rent (as hereinafter defined) begins to accrue;

                      (D) The term "Parcel 2" shall be deemed substituted for every reference to "Parcel 1" and the term "Parcel 2 Plans" shall be deemed substituted for every reference to the "Plans"); and

                      (E) Such other revisions are as necessary to reflect any inherent or obvious differences between the Parcel 1 Improvements and the Parcel 2 Improvements.

In the event Landlord and Tenant disagree with respect to any aspect of the construction of the Parcel 2 Improvements and/or the installation of the Process Equipment, if any, to be placed in the Parcel 2 Improvements, or any other provision set forth in this Paragraph 19, their dispute shall be resolved pursuant to the arbitration provisions set forth in Paragraph 29 hereof.

          (c)  Rent.  Effective as of the date the Parcel 2 Improvements have
               ----
been Substantially Completed, Tenant shall no longer be obligated to pay the Parcel 2 Monthly Carrying Charge, but shall instead commence paying additional Rent (the "Parcel 2 Rent"), to be determined as follows:

                 (i) Prior to commencing construction of the Parcel 2 Improvements, Landlord shall advise Tenant in writing of Landlord's estimated costs of constructing the Parcel 2 Improvements, which estimated costs shall include, but are not limited to actual costs of construction of the Parcel 2 Improvements, plus architectural, engineering, field and office overhead costs, developer's fees not to exceed ten percent (10%) of the actual cost of construction, the financing costs, permit costs and fees.

                (ii) If Tenant does not object to such estimated costs within thirty (30) days after receipt of Landlord's notification thereof, such estimated costs shall be deemed to be the "Parcel 2 Construction Costs;" provided, however, that if Tenant timely objects in writing to such estimated costs, Landlord and Tenant shall solicit and obtain at least three (3) bona fide bids from reputable licensed contractors for the construction of the Parcel 2 Improvements, and the lowest bid shall be deemed to be the "Parcel 2 Construction Costs." The bid form shall contain requirements denoting any and all construction time frames and penalties that are to be applicable to the Landlord.

          (iii) Parcel 2 Rent shall be payable monthly, commencing on the next successive date Rent (as defined pursuant to Paragraph 4 hereof) is due following the date the Parcel 2 Improvements are Substantially Completed (with pro rata adjustments as necessary), and shall be calculated as follows:

     (Parcel 2 Construction Costs + Parcel 2 Land Costs)(CMR)
     --------------------------------------------------------
                 12

     = (Parcel 2 Rent)

                 For purposes of this subparagraph (c)(iii),

                 (A) "Parcel 2 Land Costs" shall mean the Parcel 2 Fair Market Value; and

                 (B) "CMR" shall mean the then existing commercial lending rate of The Valley National Bank of Arizona for its most credit-worthy borrowers for purposes of financing real estate acquisition, based upon a thirty (30)-year amortization; provided, however, that any construction items that, when affixed or added to the Parcel 2 improvements, increase the value of the building to be constructed on Parcel 2 pursuant to the Parcel 2 plans (the "Parcel 2 Building") to an amount equal to or greater than one hundred ten percent (110%) of the value of the Parcel 2 Building as valued without such construction items, and which cannot be utilized by subsequent tenants or users of Parcel 2, shall be subject to an amortization constant not to exceed the greater of, (A) the life of such construction items; or (B) ten (10) years.

          (iv) The Parcel 2 Rent shall be subject to escalation in amounts and during periods proportionately similar to those set forth in subparagraph 4(a) hereof.

          (v) In the event an IDB is obtained to finance the Parcel 2 Construction Costs, the Parcel 2 Rent shall be determined pursuant to subparagraph 4(b), with appropriate adjustments to reflect the difference between the Parcel 2 Construction

                   Costs and the cost of constructing the
                   Parcel 1 Improvements.

              (vi) Any disputes between Landlord and Tenant with respect to
                   Parcel 2 Rent shall be resolved pursuant to the arbitration provisions set forth in Paragraph 29 thereof.

         (d)  Part of Premises. The Parcel 2 Improvements shall constitute a
              ----------------
              part of the Premises upon the date they are Substantially Completed and all references in this Lease to the Parcel 1 Improvements shall also be deemed to refer to the Parcel 2 Improvements,unless the context otherwise requires.

         (e)  Lease Extension. Anything herein to the contrary notwithstanding,
              ---------------
              in the event the Parcel 2 Improvements are not Substantially Completed on or before that date which is five (5) years prior to the expiration of the then current term of this Lease, the then current term of this Lease shall be extended for an additional period of time equal to: (i) five (5) years, less (ii) the amount of time remaining until the expiration of the then current term following the date that the Parcel 2 Improvements have been Substantially Completed. In the event the then current term of this Lease is extended pursuant to the provisions of this subparagraph (e), all Rent payable with respect to Parcel 1 for the period of time following the original expiration date of the then current term until the extended expiration date of the then current term shall be at the rate payable immediately prior to such original expiration date, equitably adjusted to reflect incremental increases proportionately similar to the incremental rental increases as provided in this Lease.

         (f)  Amendment. Within thirty (30) days after the Parcel 2 Improvements
              ---------
              are Substantially Completed, Landlord and Tenant shall execute an amendment to this Lease memorializing the same.

    20.  Parcel 3.
         --------

         (a)  Inclusion of Parcel 3 in Lease. Landlord and Tenant acknowledge
              ------------------------------
              and agree that Parcel 3 is included in this Lease and the Premises upon and subject to the following terms and conditions:

              (1) Unless Tenant has previously notified Landlord that Tenant desires that Landlord construct the Parcel 3 Improvements (as defined below) pursuant to the provisions of subparagraph (b) hereinbelow and subject to the provisions of (ii) hereinbelow, this Lease shall terminate with respect to Parcel 3 on the fifth anniversary of the Lease Commencement Date.

              (ii) The foregoing to the contrary notwithstanding, this Lease, and all of the terms and provisions hereof, shall continue in full force and effect with respect to Parcel 3 for so long a period of time as Tenant pays to Landlord the Parcel 3 Monthly Carrying Charge (as hereinafter defined). For purposes of this Paragraph 20, the

                "Parcel 3 Monthly Carrying Charge" shall be payable in advance commencing on the fifth anniversary of the Lease Commencement Date and on the same day of each and every month thereafter during the term of the Lease (subject, however to the provisions of subparagraph (c) hereinbelow) and shall mean the actual out-of-pocket monthly "carrying costs" directly attributable to Parcel 3, determined as follows:

                (A) At least sixty (60) days prior to the fifth anniversary of the Lease Commencement Date, Landlord and Tenant shall, in good faith and using reasonable diligence, determine the fair market value of Parcel 3 (the "Parcel 3 Fair Market Value"). In determining the Parcel 3 Fair Market Value, Landlord and Tenant shall take into consideration all relevant factors, including, without limitation, the then existing value of like-land located within the metropolitan area of Phoenix, Arizona, similar in size, quality and location to Parcel 3. If Landlord and Tenant cannot agree on the Parcel 3 Fair Market Value on or before thirty (30) days prior to the fifth anniversary of the Lease Commencement Date, the Parcel 3 Fair Market Value shall be determined pursuant to the arbitration provisions of Paragraph 29 hereof; provided, however, that each of the arbitrators to be appointed shall be persons knowledgeable and qualified in the appraisal of real estate in Maricopa County, Arizona.

                (B) The Parcel 3 Monthly Carrying Charge shall be calculated pursuant to the following formula:

                (Parcel 3 Fair Market Value)(PR)
                -------------------------------- = (Parcel 3 Monthly
                             12                    Carrying Charge)

       For the purposes of this subparagraph 20(a)(ii)(B), "PR" shall mean the prime lending rate of The Valley National Bank of Arizona for its most credit-worthy commercial customers, plus one and one-half (1-1/2) percentage points. The PR shall be determined as of the fifteenth (15th) day of each month the Parcel 3 Monthly Carrying Charge shall be in effect and shall apply to the next succeeding month's Parcel 3 Monthly Carrying Charge. This Lease will terminate with respect to Parcel 3 at such time as Tenant fails to pay the Parcel 3 Monthly Carrying Charge, unless such failure is due to the fact that the Parcel 3 Improvements have been Substantially Completed pursuant to subparagraph (b) hereinbelow.

          (b)  Construction of Parcel 3 Improvements.  Until such time as this
               -------------------------------------
Lease is terminated with respect to Parcel 3, Tenant shall have the right to require that certain improvements be constructed on Parcel 3, upon and subject to the following terms and conditions:

               (i) Upon receipt of Tenant's written demand therefor, Landlord shall commence construction of certain improvements on Parcel 3 (the "Parcel 3 Improvements") pursuant to preliminary and final plans and specifications (the "Parcel 3 Plans") prepared by Tenant, or at Tenant's direction, and approved by Landlord; which approval shall not be withheld if the Parcel 3 Improvements are reasonably similar in form, scope and function (but not size) to the Parcel 1 Improvements.

               (ii) Upon Landlord's approval of the Parcel 3 Plans, Landlord shall diligently proceed to construct the Parcel 3 Improvements in a good and workmanlike manner, pursuant to the provisions of Paragraph 2 hereof; provided, however, that with respect to Landlord's construction of the Parcel 3 Improvements, said Paragraph 2 shall be deemed modified as follows:

                     (A) Where inconsistent with the provisions of Paragraph 2, the provisions of this Paragraph 20 shall prevail;

                     (B) Key Dates and Benchmark Dates shall be established by the parties to reflect then applicable dates;

                     (C) The term "Commencement Date" shall refer to the date the Parcel 3 Improvements are Substantially Completed and Parcel 3 Rent (as hereinafter defined) begins to accrue;

                     (D) The term "Parcel 3" shall be deemed substituted for every reference to "Parcel 1" and the term "Parcel 3 Plans" shall be deemed substituted for every reference to the Plans; and

                     (E) Such other revisions are as necessary to reflect any inherent or obvious differences between the Parcel 1 Improvements and the Parcel 3 Improvements.

In the event Landlord and Tenant disagree with respect to any aspect of the construction of the Parcel 3 Improvements and/or the installation of the Process Equipment, if any, to be placed in the Parcel 3 Improvements, or any other provision set forth in this Paragraph 20, their dispute shall be resolved pursuant to the arbitration provisions set forth in Paragraph 29 hereof.

     (c)  Rent.  Effective as of the date the Parcel 3 Improvements have been
          ----
Substantially Completed, Tenant shall no longer be obligated to pay the Parcel 3 Monthly Carrying Charge, but shall instead commence paying additional Rent (the "Parcel 3 Rent"), to be determined as follows:

          (i) Prior to commencing construction of the Parcel 3 Improvements, Landlord shall advise Tenant in writing of Landlord's estimated costs of constructing the Parcel 3 Improvements, which estimated costs shall include, but are not limited to actual costs of construction of the Parcel 3 Improvements, plus architectural, engineering, field and office overhead costs, developer's fees not to exceed ten percent (10%) of the actual cost of construction, financing costs, permit costs and fees.

          (ii)   If Tenant does not object to such estimated costs within thirty
                 (30) days after receipt of Landlord's notification thereof, such estimated costs shall be deemed to be the "Parcel 3 Construction Costs;" provided, however, that if Tenant timely objects in writing to such estimated costs, Landlord and Tenant shall solicit and obtain at least three (3) bona fide bids from reputable licensed contractors for the construction of the Parcel 3 Improvements, and the lowest bid shall be deemed to be the "Parcel 3 Construction Costs." The bid form shall contain requirements denoting any and all construction time frames and penalties that are to be applicable to the Landlord.

          (iii) Parcel 3 Rent shall be payable monthly, commencing on the next successive date Rent (as defined pursuant to Paragraph 4 hereof) is due following the date the Parcel 3 Improvements are Substantially Completed (with pro rata adjustments as necessary), and shall be calculated as follows:

     (Parcel 3 Construction Costs + Parcel 3 Land Costs)(CMR)
     --------------------------------------------------------
                 12

     = (Parcel 3 Rent)

                 For purposes of this subparagraph (c)(iii),

                 (A) "Parcel 3 Land Costs" shall mean the Parcel 3 Fair Market Value, and

                 (B) "CMR" shall mean the then existing commercial lending rate of The Valley National Bank of Arizona for its most credit-worthy borrowers for purposes of financing real estate acquisition, based upon a thirty (30)-year amortization; provided, however, that any construction items that when affixed or added to the Parcel 3 Improvements, increase the value of the building to be constructed on Parcel 3 pursuant to the Parcel 3 Plans (the "Parcel 3 Building") to an amount equal to or greater than one hundred ten percent (110%) of the value of the Parcel 3 Building as valued without such construction items, and which cannot be utilized by subsequent Tenants or users of Parcel 3, shall be subject to an amortization constant not to exceed the greater of, (A) the life of such construction items, or (B) ten (10) years.

                (iv) The Parcel 3 Rent shall be subject to escalation in amounts and during periods proportionately similar to those set forth in subparagraph 4(a) hereof.

                 (v) In the event an IDB is obtained to finance the Parcel 3 Construction Costs, the Parcel 3 Rent shall be determined pursuant to subparagraph 4(b), with appropriate adjustments to reflect the difference between the Parcel 3 Construction Costs and the cost of constructing the Parcel 1 Improvements.

                (vi) Any disputes between Landlord and Tenant with respect to Parcel 3 Rent shall be resolved pursuant to the arbitration provisions set forth in Paragraph 29 hereof.

          (d)   Part of Premises.  The Parcel 3 Improvements shall constitute a
                ----------------
part of the Premises upon the date they are Substantially Completed and all references in this Lease to the Parcel 1 Improvements shall also be deemed to refer to the Parcel 3 Improvements, unless the context otherwise requires.

          (e)   Lease Extension.  Anything herein to the contrary
                ---------------
notwithstanding, in the event the Parcel 3 Improvements are not Substantially Completed on or before that date which is five (5) years prior to the expiration of the then current term of this Lease and provided the Parcel 3 Improvements are not capable of being operated independently from the Parcel 1 Improvements and the Parcel 2 Improvements, the then current term of this Lease shall be extended for an additional period of time equal to: (i) five (5) years, less
(ii) the amount of time remaining until the expiration of the then current term following the date that the Parcel 3 Improvements have been Substantially Completed. In the event the then current term of this Lease is extended pursuant to the provisions of this subparagraph (e), all Rent payable with respect to Parcel 1 for the period of time following the original expiration date of the then current term until the extended expiration date of the then current term shall be at the rate payable immediately prior to such original expiration date, equitably adjusted to reflect incremental increases proportionately similar to the incremental rental increases as provided in this Lease.

        (f)    Amendment. Within thirty (30) days after the Parcel 3
               -----------
Improvements are Substantially Completed, Landlord and Tenant shall execute an amendment to this Lease memorializing the same.

        (g)    Condition Precedent. Anything herein to the contrary
               --------------------
notwithstanding, Tenant shall not be entitled to require Landlord to construct, and Landlord shall not be obligated to construct, the Parcel 3 Improvements unless Tenant has first required Landlord to construct the Parcel 2 Improvements pursuant to Paragraph 19 hereof.

   21.  Tenant's Default; Remedies.
        --------------------------

        (a)    Defaults.  The occurrence of any one or more of the following
               --------
events shall constitute a default and breach of this Lease by Tenant:

               (i)   The abandonment of the Premises by Tenant;

               (ii) The failure by Tenant to make any payment of Rent or any other payment required to be made by Tenant hereunder, as and when due, and such failure shall constitute for a period of ten (10) days after written notice thereof from Landlord to Tenant; or

               (iii) The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Tenant, other than described in subparagraph (ii) above, and such failure shall continue for a period of thirty (30) days after written notice thereof from Landlord to Tenant; provided however, that if the nature of Tenant's default is such that more than thirty (30) days are required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within such thirty (30)-day period and thereafter diligently prosecutes such cure to completion.

        (b)   Remedies.
              --------

               (i) In the event of any default and breach by Tenant of any of its obligations under this Lease and notwithstanding the abandonment of the Premises by Tenant, Landlord may, at Landlord's option and without limiting Landlord in the exercise of any other rights or remedies which it may have by reason of such default and breach, exercise all of its rights and remedies hereunder, including, without limitation:

                     (A) Declare the term of this Lease ended and to re-enter the Premises and take possession thereof and remove all persons therefrom;

                            (B) Bring an action or actions without terminating this Lease, to collect Rent and other charges hereunder which are from time to time past due and unpaid or in enforcement of any other provisions of this Lease imposing obligations on Tenant; it being understood that the bringing of any such action or actions shall not terminate this Lease unless written notice of termination is given.

                      (ii) Should Landlord terminate this Lease and thereafter relet the Premises the proceeds of any such reletting shall first be applied to the payment of the costs and expenses of reletting the Premises, including without limitation, reasonable alterations and repairs which Landlord deems reasonably necessary and advisable and to the payment of reasonable attorneys' fee incurred by Landlord in connection with the retaking of the Premises and such reletting. When such costs and expenses of reletting have been paid, Tenant shall be entitled to a credit for the amount of rental receivable from such reletting each month during the unexpired balance of the Term. At Landlord's sole election;
                            (A) Tenant shall pay Landlord monthly on the first day of each month as specified herein the difference between the rental receivable from reletting and the Rent specified herein for the same period; or (B) an amount equal to the present value of the Rent for the balance of the term and the rental receivable from reletting for the same period.

                     (iii) All Trade Fixtures or other personal property of Tenant remaining on the Premises at the time that Landlord takes possession thereof may be removed by Tenant within sixty (60) days of such possession. If Tenant fails or refuses to remove its Trade Fixtures, Landlord may, at Landlord's election, store same at Tenant's expense for Tenant's account. Unless Tenant gives written Notice to Landlord abandoning same Landlord shall have no right or power to sell the Trade Fixtures.

                      (iv) All rights, options, elections, powers and remedies of Landlord under the provisions of this Lease are cumulative of each other and of every other right, option, election, power or remedy which Landlord may otherwise have at law or in equity and all or any of which Landlord is hereby authorized to exercise. The exercise of one or more rights, options, elections, powers or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies Landlord may have upon a breach and default under this Lease and shall not be deemed to be a waiver of Landlord's rights or remedies thereupon or to be a release of Tenant from Tenant's obligations thereon unless such waiver or release is expressed in writing and signed by Landlord.

                        (v) Landlord may bring one or more actions to collect amounts due under this Lease as follows:

                                (A)     Without terminating this Lease, for
                                amounts due as they become due;

                                (B) After terminating this Lease; (i) for monthly amounts due under Paragraph 21(b)(ii)(A) as such become due; or (ii) a single suit for the amount due under paragraph 21(b)(ii)(B) which action may be commenced at any time after termination of this Lease.

                (c)     Rental Late Charges and Interest. Tenant hereby
                        --------------------------------
acknowledges that Rent is due on the first of each month during the term of this Lease and that late payment by Tenant to Landlord of Rent will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Accordingly, if any installment of Rent due from Tenant shall not be received by Landlord within ten (10) days after such amount shall be due, Tenant shall pay to Landlord a late charge equal to three percent (3%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. In the event any installment of Rent due from Tenant shall not be received within fifteen (15) days following the above-referenced ten (10)-day period, interest on such overdue amount, and on any late charges on such overdue amount, shall begin to accrue at a rate equal to two (2) percentage points added to the prime lending rate of The Valley National Bank of Arizona, as published from time to time, and shall be due and payable when such overdue amount is paid.

        22.     Landlord's Default; Remedies.  In the event Landlord shall fail,
                ----------------------------
within thirty (30) days after written notice from Tenant, to perform any obligation by Landlord under this Lease, or to commence to cure within said thirty (30)-day period and diligently proceed to cure any such obligation which cannot reasonably be cured within said thirty (30)-day period, Tenant shall have the right to perform such obligation and to deduct the costs thereof (including reasonable attorneys' fees) from the next ensuing payments of Rent due hereunder. Notwithstanding the foregoing, in the event of an emergency, danger to person or property, or substantial interference with Tenant's business conducted on the Premises, Tenant shall have the right to perform Landlord's obligation and deduct the costs thereof without giving the foregoing described notice to Landlord, and/or before the expiration of the foregoing described period to cure, to the extent the exigencies of the particular situation require a quicker remedy. The foregoing is in addition to, and not in lieu of, all other rights and remedies available to Tenant at law or in equity or pursuant to the terms of this Lease.

    23.  Subordination; Non-Disturbance.  This Lease and all of the rights of
         ------------------------------
Tenant hereunder may be subject and subordinate to the lien of any deeds of trust or mortgages previously, now or hereafter placed on the Premises or any part thereof (except Tenant's personal property or the Trade Fixtures) by Landlord, and to any renewals, modifications, consolidations, replacements, extensions or substitutions of any such deeds or trust or mortgages; provided, however, Tenant's rights under this Lease shall be subordinate only if the holders of such deeds of trust or mortgages execute and deliver to Tenant for recordation a legally enforceable non-disturbance agreement substantially in the form attached hereto as Exhibit "H". The execution and delivery to Tenant of the above-described agreement is a condition precedent to Tenant's responsibility or obligation to pay Rent or other payments under this Lease.

    24.  Estoppel Certificates.  Each party shall, without charge, at any time
         ---------------------
and from time to time, within fifteen (15) days after receipt of the written request of the other party, deliver a written instrument to such other party or to any other person, firm, or corporation specified by such party, duly executed and acknowledged, certifying that (a) this Lease is unmodified and in full force and effect (if such be the case) or, if there has been any modification, that said Lease is in full force and effect as modified, and stating and describing any and all such modifications; (b) neither party hereunder is in default (if such be the case) or, if either party is in default, the nature of such default; and (c) specifying the dates to which the rentals have been paid.

     25.  Notices.  Whenever it is provided herein that notice, demand, request,
          -------
or other communication shall or may be given to either of the parties by the other, such notice, demand, request, or other communication shall be in writing and, any law or statute to the contrary notwithstanding, shall not be effective for any purpose unless it shall be served by hand-delivery or by mailing by registered or certified mail, postage prepaid, return receipt requested, to the address hereinafter set forth or to such other address as either party may from time to time designate by notice given pursuant to the provisions of this Paragraph 25. Any such notice, demand, request, or other communication shall be deemed to have been given when such notice has been personally received, if hand-delivered, or if mailed, seventy-two (72) hours after being deposited in the United States Mail, postage prepaid, certified or registered, and addressed as follows:

If from Tenant to Landlord:

           R-K VENTURES UNIT I LIMITED PARTNERSHIP
           c/o Ronald G. Roth Company
           11001 North 24th Avenue, Suite 612
           Phoenix, Arizona 85029

           Attn: Ronald G. Roth; and

           K-F-T LIMITED PARTNERSHIP
           6200 Huntress Drive
           Paradise Valley, Arizona 85253

           Attn: R. A. Kite, Jr., President

If from Landlord to Tenant:

              Thompson Industries
              2501 East Magnolia
              Phoenix, Arizona 85034

              Attn: President,

      with a copy to:

              Richard Q. Nye
              Nye, Shaw, Ahern, McCormley
               Chambliss & Brown, P.C.
              2390 East Camelback Road, Suite 325
              Phoenix, Arizona 85016

      26.  Recordation.  Concurrent with the execution of this Lease, the
           -----------
parties shall execute and acknowledge a memorandum of this Lease in the form of Exhibit "I" attached hereto and by this reference incorporated herein. Such memorandum shall be recorded by the parties immediately after the execution of this Lease in the public records of Maricopa County, Arizona, with the parties to share equally the costs of such recordation. The foregoing to the contrary notwithstanding, Tenant may, at Tenant's sole option, require that this Lease in its entirety, in lieu of a memorandum thereof, be recorded in the public records of Maricopa County, Arizona.

      27.  Title Policy.  In the event Tenant has purchased or does purchase a
           ------------
policy of title insurance with respect to its leasehold interest granted herein at any time prior to or during the term of this Lease, Landlord agrees to execute any and all affidavits and indemnities requested by the insurer of such policy of title insurance to eliminate any exception for (a) unfiled mechanic's liens, unrecorded easements, rights of parties in possession, unrecorded leases, and other matters not disclosed by the public records of Maricopa County, Arizona, (b) any matters of record which are not Permitted Exceptions, and (c) any of the matters covered by the representations and warranties of Landlord contained in this Lease.

      28.  Dispute and Payment Under Protest.  If at any time a dispute shall
           ---------------------------------
arise between the parties hereto as to any amount or sum of money to be paid by one party to the other under the provisions of this Lease, then the party against whom the obligation to pay is asserted shall have the right to make such payment "under protest", whereupon such payment shall not be regarded as a voluntary payment or an accord and satisfaction; rather there shall survive the right on the part of the party making the payment in such manner to institute arbitration proceeds hereunder for the recovery of such sum, and if it shall be determined that there was no legal obligation on the part of said party to pay such sum or any party thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease. If at any time a dispute shall arise between the parties hereto as a to any work to be performed by either of them under the provisions of this Lease, then the party against whom the obligation to perform the work is asserted shall have the right to perform such work and pay the costs thereof "under protest", whereupon the performance of such work shall not be regarded as voluntary performance, or an accord and satisfaction; rather, there shall survive the right on the part of the party performing the work in such manner to institute arbitration proceedings hereunder for the recovery of the costs of performing such work (including overhead and administrative costs), and if it shall be determined that there was no legal obligation on the part of said party to perform such work or any part thereof, said party shall be entitled to recover the costs of such work (including overhead and administrative costs), or the costs of so much thereof as said party was not legally required to perform under the provisions of this Lease. The foregoing provisions of this Paragraph 28 are not intended to waive or modify any rights or remedies a party may otherwise have under this Lease with respect to a payment made, or work performed, not "under protest" hereunder.

    29.  Arbitration.  Any and all disputes under this Lease shall be settled
         -----------
by the parties hereto by arbitration pursuant to the Commercial Arbitration rules and guidelines, then in effect, of the American Arbitration Association.

    30.  Force Majeure.  Except as may be otherwise expressly provided to the
         -------------
contrary in this Lease, it is understood and agreed that with respect to any obligations to be performed by either party during the term of this Lease, the party required to perform the same shall in no event be liable for failure to do so when substantially impaired by any cause beyond the reasonable control of such party, such as strike, lockout, breakdown, accident, order or regulation or delay of or by any governmental authority, failure of supply, inability by the exercise of reasonable diligence to obtain the supplies or parts or employees necessary to comply with such obligations, war or other emergency, or breach or act or neglect of the other party hereto or such other party's servants or agents or employees or any assignee or sublessee or successor-in-interest to such other party. The time within which such obligations shall be performed shall be extended for a period of time equivalent to the delay from such cause. Lack of funds shall not be deemed a cause beyond the control of either party.

    31.  Brokerage.  Landlord and Tenant each warrant to the other that it,
         ---------
the warranting party, has not worked with or employed any real estate broker or agent with respect to this Lease transaction other than Grubb & Ellis, whose commission Landlord is obligated to pay pursuant to a separate agreement. Each party agrees to indemnify and to hold harmless the other party from and against any and all liability, damages and costs (including reasonable attorneys' fees) suffered by such other party due to any breach, or a claim of breach, of the foregoing warranty by the indemnifying party.

    32.  Miscellaneous.
         -------------

         (a)  Headings; Construction; Partial Invalidity; Governing Law.
              ---------------------------------------------------------
Paragraph captions are solely for the convenience of the parties and shall not be deemed to or be used to define, construe, or limit the terms hereof. As used in this Lease, the masculine, feminine and neuter genders shall be deemed to include the others; the terms "herein", "hereunder", "hereto", "hereof", and similar words shall refer to this entire Lease; and the singular number shall be deemed to include the plural, whenever the context so requires. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof. This Lease shall be governed by the laws of the state in which the Premises are located.

        (b)     Interest on Past-Due Obligations.  Except with respect to Rent,
                --------------------------------
which is governed by the provisions of subparagraph 21(c) hereof, any amount due to either party hereunder that is not paid when due shall bear interest at the lesser of (i) ten percent (10%) per annum, or (ii) the maximum rate permitted by law, from the date such amount becomes overdue until the date such amount is paid. Payment of such interest shall be made when such amount is paid. Payment of such interest shall not excuse or cure any default by Landlord or Tenant under this Lease.

        (c)     Time of the Essence.  Time is of the essence of this Lease and
                --------------------
all of the covenants and obligations hereof.

        (d)     Counterparts.  This Lease may be executed in two (2) or more
                ------------
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

        (e)     Incorporation of Prior Agreements; Amendments.  This Lease
                ---------------------------------------------
contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified or amended in writing only, signed by the parties in interest at the time of the modification or amendment.

        (f)     Waivers.  No waiver by either party hereto of any provision
                -------
hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by the other party of the same or any other provision. A party's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of such party's consent to or approval of any subsequent act by the other party.

        (g)     Holding Over.  If Tenant remains in possession of the Premises
                ------------
or any part thereof after the expiration of the term of sooner termination of this Lease without the express written consent of Landlord, such occupancy shall be a tenancy from month-to-month at a rental equal to one hundred ten percent (110%) of the last monthly Rent, plus any Rent escalation increases then applicable, and upon all the terms hereof applicable to a month-to-month tenancy.

        (h)     Covenants and Conditions.  Each of Landlord's covenants set
                ------------------------
forth in this Lease, and Landlord's due performance thereof, shall be considered and construed as a condition precedent to Tenant's payment of rent hereunder.

        (i)     Binding Effect.  Subject to the provisions of Paragraphs 15 and
                --------------
16 hereof, this Lease, and the terms, covenants and conditions hereof, shall be binding upon and enforceable against the parties hereto and their personal representatives, successors and assigns.

        (j)     Attorneys' Fees.  If either party brings an action to enforce
                ---------------
the terms hereof or declare rights under this Lease, the prevailing party in the final adjudication of any such action, on trial or appeal, shall be entitled to its costs and expenses of suit, including, without limitation, its actual attorneys' fees to be paid by the losing party as fixed by the Court.

          (k)  Signs.  Landlord agrees to cooperate with Tenant, and appear at
               -----
all public hearings or meetings as reasonably requested by Tenant in connection therewith, in obtaining governmental approval of all of Tenant's signage requirements for the Premises.

          (l)  Attornment.  Tenant shall, provided Tenant has received
               ----------
appropriate agreements in the form required by Paragraph 23 hereof, in the event any proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under any mortgage or deed of trust made by the Landlord, its successor or assigns, encumbering the Premises, or any part thereof, and if so requested, attorney to the purchaser upon such foreclosure or sale or upon any grant of a deed in lieu of foreclosure and shall recognize such purchaser as the landlord under this Lease.

     33.  Effect of Modifications.  It is acknowledged Lenders making loans to
          -----------------------
Landlord for acquisition and construction of the Premises pursuant to this Lease ("Lenders") may require modifications to the terms of this Lease. Landlord and Tenant shall execute modifications required by Lenders or re-execute a new lease containing the modifications required by Lenders unless such modifications materially adversely effect the rights or liabilities of such party under this Lease.

     IN WITNESS WHEREOF, the Parties hereto have executed this Lease as of the day and year first above written.

                               "LANDLORD"

                               R-K VENTURES UNIT I LIMITED
                               PARTNERSHIP, an Arizona limited partnership

                                By /s/ Ronald G. Roth
                                   -------------------------------------
                                   Ronald G. Roth, its general partner

                                By K-F-T LIMITED PARTNERSHIP,an
                                Arizona limited partnership, its general partner

                                 By KITE FAMILY COMPANIES, INC., an
                                 Arizona corporation, its general partner

                                 By   [SIGNATURE APPEARS HERE]
                                    ------------------------------------
                                  Its PRESIDENT
                                      ----------------------------------

                               "TENANT"

                               WMF CONTAINER CORPORATION,
                               a Delaware corporation,
                               dba THOMPSON INDUSTRIES

                               By    [SIGNATURE APPEARS HERE]
                                  --------------------------------------
                                  Its PRESIDENT
                                      ----------------------------------

STATE OF ARIZONA   )
                   ) ss.
County of Maricopa )


     On this 20th day of August 1987, before me, the undersigned Notary Public, personally appeared RONALD G. ROTH who acknowledged himself to be the general partner of R-K VENTURES UNIT I LIMITED PARTNERSHIP, an Arizona limited partnership, and acknowledged that he, as such general partner of the limited partnership, being authorized so to do, executed the foregoing instrument on behalf of the limited partnership for the purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                       /s/ J. A. Vasey
                                       --------------------------------
                                           Notary Public


My commission expires:

January 28, 1991
----------------


STATE OF ARIZONA   )
                   ) ss.
County of Maricopa )


     On this 20th day of August 1987, before me, the undersigned Notary Public, personally appeared Roy A. Kite, who acknowledged himself to be the President of KITE FAMILY COMPANIES, INC., an Arizona corporation, general partner of K-F-T LIMITED PARTNERSHIP, an Arizona limited partnership, general partner of R-K VENTURES UNIT I LIMITED PARTNERSHIP, an Arizona limited partnership, and acknowledged that he, as such officer, being authorized so to do, executed the foregoing instrument on behalf of the limited partnership for the purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                       /s/ J. A. Vasey
                                       --------------------------------
                                           Notary Public


My commission expires:
January 28, 1991
----------------

STATE OF ARIZONA     )
                     ) ss.
County of Maricopa   )

         On this 20th day of August 1987, before me, the undersigned Notary Public, personally appeared, Jon O. Underwood, who acknowledged himself to
                             ----------------
be the President of WMF CONTAINER CORPORATION, a Delaware corporation,
       ---------
dba THOMPSON INDUSTRIES, and acknowledged that he, as such officer of the corporation, being authorized so to do, executed the foregoing instrument on behalf of the corporation for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                        /s/ J. A. Vasey
                                        -------------------------------
                                        Notary Public


My commission expires:

January 28, 1991
----------------

When Recorded, Return to:
Gordon M. Wasson, Esq.
NYE, SHAW, AHERN, McCORMLEY,
 CHAMBLISS & BROWN, P.C.
2390 E. Camelback Road
Suite 325
Phoenix, Arizona  85016



                         MEMORANDUM OF OPERATING LEASE

     This Memorandum of Operating Lease is made as of the 20th day of August, 1987, by and between R-K VENTURES UNIT I LIMITED PARTNERSHIP, an Arizona limited partnership ("Landlord"), and WMF CONTAINER CORPORATION, a Delaware corporation,dba THOMPSON INDUSTRIES ("Tenant").

                              W I T N E S S E T H
                              - - - - - - - - - -

     Landlord and Tenant have this date entered into that certain Operating Lease (the "Lease"), pursuant to which, among other things, Landlord leased to Tenant and Tenant leased from Landlord that certain parcel of real property located in Maricopa County, Arizona, and described in more particularity in Exhibit "A" attached hereto and by this reference made a part hereof.

     The terms, covenants, agreements, conditions, provisions of the Lease are set forth with more particularity therein and are hereby incorporated herein by this reference.

     IN WITNESS WHEREOF, the parties hereto have executed this Memorandum of Operating Lease as of the day and year first above written.


WMF CONTAINER CORPORATION,             R-K VENTURES UNIT I
a Delaware corporation, dba            LIMITED PARTNERSHIP,
THOMSON INDUSTRIES                     an Arizona limited
                                       partnership


By /s/ [SIGNATURE APPEARS HERE]        By /s/ Ronald G. Roth
   ----------------------------           -----------------------
 Its   President                          Ronald G. Roth,
    ---------------------------
       "Tenant"                           Its General Partner

                                       By K-F-T LIMITED PARTNERSHIP,
                                       an Arizona limited partnership,
                                       its general partner

                                       By Kite Family Companies, Inc.
                                       an Arizona corporation, its
                                       general partner

                                       By /s/ [SIGNATURE APPEARS HERE]
                                          ----------------------------
                                        Its   President
                                           ---------------------------

                                              "Landlord"

                                  EXHIBIT "A"
                       TO MEMORANDUM OF OPERATING LEASE

                         Legal Description of Parcel 1

A portion of Commerce Center Southwest, as recorded in Book 312 of Maps, page 4, Maricopa County Recorders Office, Maricopa County, Arizona; more particularly described as follows:

Lot One (1), Lot Two (2), Lot Seven (7), Lot Eight (8) and the South 172.00 feet, as measured along the West line of Lot Six (6), of the West 76.00 feet of Lot Six (6), as measured along the South line of Lot Six (6).

336,824 Sq. Ft.
7.7324 Acres +/- Net

                         Legal Description of Parcel 2

A portion of Commerce Center Southwest, as recorded in Book 312 of Maps, page 4, Maricopa County Recorders Office, Maricopa County,Arizona; more particularly described as follows:

Lot Three (3) and Lot Six (6);except the South 172.00 feet, as measured along the West line of Lot Six (6), of the West 76.00 feet of Lot Six (6), as measured along the South line of Lot Six (6).

169,508 Sq. Ft.
3.8914 Acres +/- Net

                         Legal Description of Parcel 3

Lots Four (4) and Five (5) of Commerce Center Southwest, as recorded in Book 312 of Maps, page 4, Maricopa County Recorders Office, Maricopa County, Arizona.

                                 EXHIBIT "A-1"

                         Legal Description of Parcel 1

A portion of Commerce Center Southwest, as recorded in Book 312 of Maps, page 4, Maricopa County Recorders Office, Maricopa County, Arizona; more particularly described as follows:

Lot One (1), Lot Two (2), Lot Seven (7), Lot Eight (8) and the South 172.00 feet, as measured along the West line of Lot Six (6), of the West 76.00 feet of Lot Six (6), as measured along the South line of Lot Six (6).


336,824 Sq. Ft.
7.7324 Acres + Net
             -

                                 EXHIBIT "A-2"

                         Legal Description of Parcel 2

A portion of Commerce Center Southwest, as recorded in Book 312 of Maps, page 4, Maricopa County Recorders Office, Maricopa County, Arizona; more particularly described as follows:

Lot Three (3) and Lot Six (6); except the South 172.00 feet, as measured along the West line of Lot Six (6), of the West 76.00 feet of Lot Six (6), as measured along the South line of Lot Six (6).

169,508 Sq. Ft.
3.8914 Acres = Net

                                 EXHIBIT "A-3"

                         Legal Description of Parcel 3

Lots Four (4) and Five (5) of Commerce Center Southwest, as recorded in Book 312 of Maps, page 4, Maricopa County Recorders Office, Maricopa County, Arizona.

                                  EXHIBIT "B"
                           PLANS AND SPECIFICATIONS

         A1                                 SITE PLAN
         A2                                 FLOOR PLAN AREA A
         A3                                 FLOOR PLAN AREA B
         A4                                 OFFICE AREA ENLARGED PLAN
         A5                                 OFFICE AREA REFLECTED CEILING PLAN
         A6                                 BUILDING ELEV
         A7                                 BUILDING SECTION
         A8                                 ROOF PLAN AND DETAILS
         A9                                 WALL SECTION
         A10                                WALL SECTIONS
         A11                                DETAILS & SCHEDULES
         A12                                DETAILS

         S1                                 GENERAL NOTES & DETAILS
         S2                                 FOUNDATION PLAN
         S3                                 FOUNDATION PLAN
         S4                                 ROOF FRAMING PLAN
         S5                                 ROOF FRAMING PLAN
         S6                                 DETAILS
         S7                                 DETAILS
         S8                                 PANEL DETAILS
         S9                                 PANEL DETAILS
         S10                                PANEL DETAILS
         S11                                PANEL DETAILS
         S12                                PANEL DETAILS
         S13                                FRAMING DETAILS
         S14                                FRAMING DETAILS
         S15                                SCREEN WALL PLAN & DETAILS

         M1                                 HVAC PARTIAL PLAN AREA A
         M2                                 HVAC OFFICE AREA
         M3                                 HVAC DETAILS & SCHEDULES
         M4                                 PLUMBING PARTIAL PLAN AREA A
         M5                                 PLUMBING PARTIAL PLAN AREA B
         M6                                 PLUMBING OFFICE AREA
         M7                                 PLUMBING DETAILS & SCHEDULES

         E1                                 SITE PLAN
         E2                                 ELECTRICAL AREA A
         E3                                 ELECTRICAL AREA B
         E4                                 LIGHTING OFFICE AREA
         E5                                 POWER SPECIAL SYSTEMS OFFICE AREA
         E6                                 DETAILS
         E7                                 SCHEDULES
         E8                                 ONE LINE DIAGRAM


                               Page 1 of 2 pages

          CIVIL

          1-2                          GRADE & DRAIN FOR
                                       THOMPSON INDUSTRIES
          2-2                          GRADE & DRAIN FOR
                                       THOMPSON INDUSTRIES

          FIRE PROTECTION

          1                            SITE PLAN
          2                            FIRE PUMP & SPRINKLER
                                       RISER DETAILS
          3                            SYS I, II, III PIPING
                                       PLAN
          4                            SYS IV & V PIPING PLAN
          5                            OFFICE AREA
          6                            SECTIONS AND HANGER
                                       DETAILS

     Plans and Specifications designated with the letters "A," "M" and "E" are dated March 27, 1987, and were prepared by Sverdrup Corporation.

     Plans and Specifications designated with the letter "S" are dated May 20, 1987, and were prepared by Robert Simmons and Associates.

     Plans and Specifications designated "Civil" are dated April 15, 1987, and were prepared by Advanced Engineering, Inc.

     Plans and Specifications designated "Fire Protection" are dated March 27, 1987, and were prepared by Alliance Fire Protection.

                                  EXHIBIT "C"
                             DEVELOPMENT SCHEDULE


        August 31, 1987           (BD) Erect Precast (BT)

        September 9, 1987         (BD) Begin Rough Carpentry Work (BT)

        September 21, 1987        (BD) Begin Girders/Joists/Deck (BT)

        September 21, 1987        (BD) Installation of Fire
                                  Protection Systems (BT)

        September 21, 1987        (BD) Begin Roofing (BT)

        September 28, 1987        (BD) Begin Aluminum Frame and
                                  Glazing (BT)

        October 5, 1987           (BD) Begin HVAC (BT)

        October 12, 1987          (BD) Begin Metal Studs & Drywall (BT)

        November 23, 1987         (BD) Completion of Fire Protection
                                  Systems Testing (BT)


        Definitions:              "BD" = Benchmark Date
                                  "BT" = Benchmark Task

                                  EXHIBIT "D"
                            PROCESS EQUIPMENT PLANS

MP-1                           PROCESS PIPING FLOW DIAGRAM
MP-2                           PROCESS PIPING GENERAL EQUIPMENT AREA AND
                               EQUIPMENT SCHEDULES
MP-3                           PROCESS PIPING SYMBOLS AND ABBREVIATIONS
MP-4                           VALUE INSTRUCTION AND HANGER SCHEDULES
MP-5                           STANDARDS DRAIN AND CONNECTION
MP-6                           P AND ID
MP-7                           P AND ID
MP-8                           P AND ID
MP-9                           PIPING LAYOUT UTILITY ROOM
MP-10                          PIPING LAYOUT UTILITY ROOM
MP-11                          PIPING LAYOUT UTILITY AREA
MP-12                          PIPING LAYOUT MANUFACTURING AREA
MP-13                          PIPING LAYOUT PACKAGING AREA
MP-14                          PROCESS PIPING ISOMETRIC
MP-15                          PROCESS PIPING ISOMETRIC
MP-16                          PROCESS PIPING ISOMETRIC
MP-17                          DETAILS
MP-18                          DETAILS
MP-19                          DETAILS (TI DRAWINGS)
MP-20                          DETAILS (TI DRAWINGS)
MP-21                          DETAILS (TI DRAWINGS)

EP-1                           PROCESS ELECTRICAL LEGEND DRAWING LIST AND
                               GENERAL ARRANGEMENT
EP-2                           PROCESS ELECTRICAL UTILITY ROOM
EP-3                           PROCESS ELECTRICAL UTILITY ROOM
EP-4                           PROCESS ELECTRICAL UTILITY AREA
EP-5                           PROCESS ELECTRICAL MFG
EP-6                           PROCESS ELECTRICAL PACKAGING
EP-7                           PROCESS ELECTRICAL PACKAGING
EP-8                           MFG LINE CONTROLS SCHEMATIC
EP-9                           MFG LINE CONTROLS SCHEMATIC
EP-10                          MFG LINE CONTROLS PANEL LAYOUT
EP-11                          MFG LINE ELECTRICAL LAYOUT
EP-12                          PACKAGE LINE ELECTRICAL LAYOUT
EP-13                          PRINTING LINE ELECTRICAL LAYOUT
EP-14                          DETAILS
EP-15                          SCHEDULES
EP-16                          ONE LINE DIAGRAM MCC-1
EP-17                          ONE LINE DIAGRAM MCC-2
EP-18                          ONE LINE DIAGRAM MCC-3

                                  EXHIBIT "E"
                           LIST OF PROCESS EQUIPMENT

UTILITY SYSTEM PHASE 1A
-----------------------

BOILER                                                  1
STAND BY FUEL OIL SYSTEM                                1
DEAERATOR                                               1
WATER SOFTENERS                                         1
CHEM FEED SYSTEM                                        1
BLOW DOWN SYSTEM                                        1
STACK HEAT EXCHANGER                                    0
STACK                                                   1
STEAM CONTROL VALVES                                    4
ASME SPOOL                                              1
GAS TRAIN, VALVES & PIPING                              1
GAS METER                                               1
MAKE UP VALVES                                          1
TRAPS                                                   16
GAGES                                                   15
COMPRESSOR 300 HP                                       2
AFTER COOLER                                            1
AIR RECEIVER                                            1
JACKET PUMPS                                            2
TOWER PUMPS                                             2
COMPRESSOR TOWER                                        1
AIR VALVES
PROCESS VALVES
PCW TOWER                                               1
TOWER PUMPS                                             2
PROCESS PUMPS                                           2
ANTI SUCTION VALVE                                      1
VACUUM PUMP                                             4
MOISTURE SEPARATOR                                      1

PRE-EXPANSION PHASE IA
----------------------

MIXER                                                   1
LOADER SYSTEM                                           1
DUAL EXPANDER                                           3
SCREENERS                                               8
FEEDERS                                                 8
EXPANDER PANELS                                         3
BEAD BAGS                                               24
BAG FRAMES                                              44
RECYCLE FRAMES                                          4
DISTRIBUTION SYSTEM                                     1

PRODUCTION EQUIPMENT PHASE 1A
-----------------------------

HEADERS                           4
HEADER VALVES                     96
MACHINE HOSES                     96
CUP MACHINES                      24
LONG CONVEYORS W/DIVIDERS         4

PRODUCT HANDLING EQUIPMENT
--------------------------

UNSCRAMBLERS                      8
HORIZONTAL INSPECTORS             8
BAGGERS                           8
UB CONVEYORS                      8
BINS                              8
TUBING                            8
STATIC ELIMINATORS                8

                                  EXHIBIT "F"

                            NONDISCLOSURE AGREEMENT

          In connection with the construction and operation of a manufacturing and warehouse facility on the real property located in Maricopa County, Arizona and described in Exhibit "A" attached hereto and made a part hereof, the undersigned will be made aware of certain mechanical, engineering, technical and business information relating to the manufacture of foam styrene cups (the "Information") to be produced by WMF Container Corporation, a Delaware corporation, dba Thompson Industries ("Thompson"), at such manufacturing and warehouse facility. The undersigned agrees to keep the information secret and confidential and agrees not to make copies of any written Information or use or disclose any Information to any third parties without the prior written consent of Thompson. The obligations of the undersigned set forth herein shall continue until such time as the Information becomes legally available to the public-at-large in written form.

     DATED this ____ day of ________________, 1987.


                                             -----------------------------------


                                             -----------------------------------

                                             By
                                               ---------------------------------

                                              Its
                                                 -------------------------------

                    EXHIBIT "A" TO NON-DISCLOSURE AGREEMENT

                         Legal Description of Parcel 1

A portion of Commerce Center Southwest, as recorded in Book 312 of Maps, page 4, Maricopa County Recorders Office, Maricopa County, Arizona; more particularly described as follows:

Lot One (1), Lot Two (2), Lot Seven (7), Lot Eight (8) and the South 172.00 feet, as measured along the West line of Lot Six (6), of the West 76.00 feet of Lot Six (6), as measured along the South line of Lot Six (6).


336,824 Sq. Ft.
7.7324 Acres + Net
             -


                         Legal Description of Parcel 2

A portion of Commerce Center Southwest, as recorded in Book 312 of Maps, page 4, Maricopa County Recorders Office, Maricopa County, Arizona; more particularly described as follows:

Lot Three (3) and Lot Six (6); except the South 172.00 feet, as measured along the West line of Lot Six (6), of the West 76.00 feet of Lot Six (6), as measured along the South line of Lot Six (6).


169,508 Sq. Ft.
3.8914 Acres + Net
             -


                         Legal Description of Parcel 3

Lots Four (4) and Five (5) of Commerce Center Southwest, as recorded in Book
312 of Maps, page 4, Maricopa County Recorders Office, Maricopa County, Arizona.

                                  EXHIBIT "G"


    1. Any charge upon said land by reason of its inclusion within the Salt River Project.

    2.  1987 taxes, a lien not yet due and payable.

    3. Right of way for electric transmission lines as shown in resolution recorded in Book 60 of Miscellaneous, page 26, and in Book 73 of Miscellaneous, page 35, records of Maricopa County, Arizona.

    4. An easement for electric transmission lines and rights incident thereto as set forth in instrument recorded in Docket 1685, page 220, records of Maricopa County, Arizona.

    5. Reservation of the sole and exclusive right to take, withdraw and use the groundwaters underlying the surface of the within planned, as reserved and more fully set forth in Instrument No. 83-314328.

    6. Right of way for railroad is shown on plat of said subdivision recorded in Book 307 of Maps, page 6, records of Maricopa County, Arizona.

    7. Easements, restrictions, conditions and covenants as shown on the recorded plat of said subdivision, but admitting, if any, restrictions based race, color, religion or national origin.

When recorded, return to:

----------------------------------
----------------------------------
----------------------------------
----------------------------------

                                  EXHIBIT "H"

                      SUBORDINATION, NON-DISTURBANCE AND
                             ATTORNMENT AGREEMENT

        This Subordination, Non-Disturbance and Attornment Agreement (the "Agreement"), is made this __ day of __________, 1987, by and between _____________, ("Lender"), and WMF CONTAINER CORPORATION, a Delaware corporation, dba THOMPSON INDUSTRIES ("Tenant").

                                   RECITALS

        A. R-K Ventures Unit I Limited Partnership, an Arizona limited partnership ("Landlord"), as landlord, and Tenant, as tenant, entered into that certain Operating Lease, dated __________, 1987, (the "Lease"), for those premises described on Exhibit "A" attached hereto and made a part hereof (the "Premises").

        B. Landlord, as trustor, _____________________________, as trustee, and
Lender, as beneficiary, entered into that certain Deed of Trust (the "Deed of Trust"), dated __________, 1987, and recorded on __________, 1987, as Instrument No. ____, in the records of Maricopa County, Arizona, which Deed of Trust covers the Premises and secures certain obligations of Landlord to Lender as more specifically described therein.

        C. Lender desires that Tenant subordinate its interest in the Premises and the Lease to the lien of the Deed of Trust and Tenant is willing to do so upon the terms and conditions hereinafter set forth.

        NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lender and Tenant agree as follows:

                                   AGREEMENT

        1. Upon and subject to the terms and conditions hereinafter set forth, Tenant hereby subordinates all of its right, title and interest in and to the Premises and the Lease to the lien of the Deed of Trust, it being the intent of Tenant that henceforth all of Tenant's right, title and interest in and to the Premises and the Lease shall be second in rank and subordinate to the Deed of Trust.

           2. So long as Tenant is not in default in the payment of rent or in the performance of any of its obligations under the Lease, Tenant's possession of the Premises and Tenant's rights and privileges under the Lease shall not be diminished or interfered with by Lender nor will Lender instruct or allow the trustee of the Deed of Trust to diminish or interfere with any of Tenant's rights and privileges under the Lease.

           3. In the event the Deed of Trust is foreclosed, or in the event the power of sale thereunder is exercised for any reason, Tenant shall be bound to the purchaser (whether or not such purchaser is the Lender) under all of the terms of the Lease for the balance of the term or terms of the Lease remaining with the same force and effect as if such purchaser were the landlord under the Lease, and Tenant hereby agrees to attorn to such purchaser as its tenant, such attornment to be effective and self-operative without the execution of any further instrument on the part of either of the parties hereto, immediately upon such purchaser succeeding to the interest of the landlord under the Lease. The respective rights and obligations of Tenant and such purchaser upon such attornment shall, to the extent of the then remaining balance of the term or terms of the Lease, be the same as now set forth therein, it being the intention of the parties hereto for this purpose to incorporate the Lease in this Agreement by reference with the same force and effect as if set forth at length herein.

           4. In the event the Deed of Trust is foreclosed, or in the event the power of sale thereunder is exercised for any reason, the purchaser (whether or not such purchaser is the Lender) shall be bound to Tenant under all the terms of the Lease, and the Tenant shall, from and after such event, have the same remedies against such purchaser for the breach of any of the landlord's obligations under the Lease that Tenant might have had under the Lease against the prior landlord thereunder.

           5. The laws of the State of Arizona shall govern the validity, performance and enforcement of this Agreement.

           6. The parties hereto shall record this Agreement with the County Recorder of Maricopa County, Arizona, immediately after the execution hereof.

           7. The covenants, terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                                 -------------------------------

                                                 -------------------------------

                                                 By
                                                   -----------------------------
                                                  Its
                                                      -------------------------

                                                                        "LENDER"

                                                 WMF CONTAINER CORPORATION, a
                                                 Delaware corporation dba
                                                 THOMPSON INDUSTRIES

                                                 By
                                                   -----------------------------
                                                  Its
                                                      -------------------------

                                                                        "TENANT"

STATE OF ARIZONA   )
                   )ss.
County of Maricopa )

     On this ___ day of March 1987, before me, the undersigned Notary Public, personally appeared _________________ known to me to be the person whose name is subscribed to be the ____ of __________________________ and that s/he as such officer, being authorized to do so, acknowledged that s/he executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation as such officer.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                   ----------------------------------
                                   Notary Public
My commission expires:

--------------------------

STATE OF ARIZONA   )
                   ) ss.
County of Maricopa )

     On this ___ day of March 1987, before me, the undersigned Notary Public, personally appeared _________________________, known to me to be the person whose name is subscibed to be the _________________ of WMF CONTAINER CORPORATION, a Delaware cororation, dba THOMPSON INDUSTRIES, and that he as such officer, being authorized to do so, acknowledged that he executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation as such officer.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                   ---------------------------------
                                   Notary Public

My commission expires:

---------------------------

                 EXHIBIT "A" TO SUBORDINATION, NON-DISTURBANCE
                           AND ATTORNMENT AGREEMENT

                         Legal Description of Parcel 1

A portion of Commerce Center Southwest, as recorded in Book 312 of Maps, page 4, Maricopa County Recorders Office, Maricopa County, Arizona; more particularly described as follows:

Lot One (1), Lot Two (2), Lot Seven (7), Lot Eight (8) and the South 172.00 feet, as measured along the West line of Lot Six (6), of the West 76.00 feet of Lot Six (6), as measured along the South line of Lot Six (6).


336,824 Sq. Ft.
7.7324 Acres + Net
             -


                         Legal Description of Parcel 2

A portion of Commerce Center Southwest, as recorded in Book 312 of Maps, page 4, Maricopa County Recorders Office, Maricopa County, Arizona; more particularly described as follows:

Lot Three (3) and Lot Six (6); except the South 172.00 feet, as measured along the West line of Lot Six (6), of the West 76.00 feet of Lot Six (6), as measured along the South line of Lot Six (6).

169,508 Sq. Ft.
3.8914 Acres + Net
             -


                         Legal Description of Parcel 3

Lots Four (4) and Five (5) of Commerce Center Southwest, as recorded in Book 312 of Maps, page 4, Maricopa County Recorders Office, Maricopa County, Arizona.

When Recorded, Return to:
Gordon M. Wasson, Esq.
NYE, SHAW, AHERN, McCORMLEY
 CHAMBLISS & BROWN, P.C.
2390 E. Camelback Road
Suite 325
Phoenix, Arizona  85016

                                  EXHIBIT "T"

                         MEMORANDUM OF OPERATING LEASE

    This Memorandum of Operating Lease is made as of the 20th day of August, 1987, by and between R-K VENTURES UNIT 1 LIMITED PARTNERSHIP, an Arizona limited partnership ("Landlord"), and WMF CONTAINER CORPORATION, a Delaware corporation, dba THOMPSON INDUSTRIES ("Tenant").

                              W I T N E S S E T H
                              - - - - - - - - - -

    Landlord and Tenant have this date entered into that certain Operating Lease (the "Lease"), pursuant to which, among other things, Landlord leased to Tenant and Tenant leased from Landlord that certain parcel of real property located in Maricopa County, Arizona, and described in more particularity in Exhibit "A" attached hereto and by this reference made a part hereof.

    The terms, covenants, agreements, conditions, provisions of the Lease are set forth with more particularity therein and are hereby incorporated herein by this reference.

    IN WITNESS WHEREOF, the parties hereto have executed this Memorandum of Operating Lease as of the day and year first above written.

WMF CONTAINER CORPORATION,                      R-K VENTURES UNIT 1
a Delaware corporation, dba                     LIMITED PARTNERSHIP,
THOMPSON INDUSTRIES                             an Arizona limited
                                                partnership


By                                              By
  -------------------------------                 ----------------------------
 Its                                             Ronald G. Roth,
    -----------------------------                Its General Partner
            "Tenant"
                                                By K-F-T LIMITED PARTNER-
                                                SHIP, an Arizona limited
                                                partnership, its general
                                                partner

                                                By Kite Family Companies, Inc.
                                                an Arizona corporation, its
                                                general partner

                                                By
                                                  ----------------------------
                                                 Its
                                                    --------------------------
                                                     "Landlord"

STATE OF ARIZONA    )
                    ) ss.
County of Maricopa  )

         On this 20th day of August 1987, before me, the undersigned Notary Public, personally appeared RONALD G. ROTH who acknowledged himself to be the general partner of R-K VENTURES UNIT I LIMITED PARTNERSHIP, an Arizona limited partnership, and acknowledged that he, as such general partner of the limited partnership, being authorized so to do, executed the foregoing instrument on behalf of the limited partnership for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                                 -------------------------------
                                                 Notary Public

My commission expires:

------------------------------------


STATE OF ARIZONA    )
                    ) ss.
County of Maricopa  )

         On this 20th day of August 1987, before me, the undersigned Notary Public, personally appeared _______________________, who acknowledged himself to be the President of KITE FAMILY COMPANIES, INC., an Arizona corporation, general partner of K-F-T LIMITED PARTNERSHIP, an Arizona limited partnership, general partner of R-K VENTURES UNIT I LIMITED PARTNERSHIP, an Arizona limited partnership, and acknowledged that he, as such officer, being authorized so to do, executed the foregoing instrument on behalf of the limited partnership for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                 -------------------------------
                                                 Notary Public

My commission expires:

------------------------------------

STATE OF ARIZONA     )
                     ) ss.
County of Maricopa   )

          On this 20th day of August 1987, before me, the undersigned Notary Public, personally appeared __________________________________, who acknowledged himself to be the ____________________________ of WMF CONTAINER CORPORATION, a Delaware corporation, dba THOMPSON INDUSTRIES, and acknowledged that he, as such officer of the corporation, being authorized so to do, executed the foregoing instrument on behalf of the corporation for the purposes therein contained.

          IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                -----------------------------------------
                                Notary Public


My commission expires:

----------------------------